Exhibit 99.2

Quarterly Supplemental

4th Quarter 2020

WHOLE FOODS MARKET
Village Plaza
Raleigh, NC
Murrayhill Marketplace
Portland, OR
BURGERFI
Pinecrest Place
Miami, FL
HOMEGROWN
Woodway Collection
Houston, TX

Investor Relations
irinfo@RegencyCenters.com
One Independent Drive, Suite 114
Jacksonville, FL 32202
904 598 7000
RegencyCenters.com

Regency Centers.

Table of Contents

December 31, 2020

Forward-Looking Statements and Non-GAAP Measures Disclosures	i

Earnings Press Release	v

Summary Information:

Summary Financial Information	1

Summary Real Estate Information	2

Financial Information:

Consolidated Balance Sheets	3

Consolidated Statements of Operations	4

Supplemental Details of Operations (Consolidated Only)	5

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)	6

Supplemental Details of Operations (Real Estate Partnerships Only)	7

Supplemental Details of Same Property NOI (Pro-Rata)	8

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures	9

Summary of Consolidated Debt	11

Summary of Consolidated Debt Detail	12

Summary of Unsecured Debt Covenants and Leverage Ratios	13

Summary of Unconsolidated Debt	14

Unconsolidated Investments	15

Investment Activity:

Property Transactions	16

Summary of In-Process Developments and Redevelopments	17

Major Developments and Redevelopments Pipeline and Completions	18

Real Estate Information:

Leasing Statistics	19

Average Base Rent by CBSA	20

Significant Tenant Rents	21

Tenant Lease Expirations	22

Portfolio Summary Report by State	23

Additional Disclosures Related to COVID-19 and Forward-Looking Information:

Components of NAV	38

Additional Disclosures Related to COVID-19 Impact	39

Earnings Guidance	41

Reconciliation of Net Income to Nareit FFO	42

Glossary of Terms	43

Forward-Looking Statements and Non-GAAP Measures Disclosures

December 31, 2020

Forward-Looking Statements

Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Regency’s future events, developments, or financial or operational performance or results, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws.  These forward-looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “anticipate,” “guidance,” and other similar language.  However, the absence of these or similar words or expressions does not mean a statement is not forward-looking.  While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements.  Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties.

Our operations are subject to a number of risks and uncertainties including, but not limited to risk factors described in our SEC filings.  When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and our other filings and submissions to the SEC. If any of the events described in the risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected.  Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements except as required by law. These risks and events include, without limitation:

Risk Factors Related to the COVID-19 Pandemic

•

Pandemics or other health crises, such as the COVID-19 pandemic, may adversely affect our tenants’ financial condition, the profitability of our properties, and our access to the capital markets and could have a material adverse effect on our business, results of operations, cash flows and financial condition.

Risk Factors Related to Operating Retail-Based Shopping Centers

•	Economic and market conditions may adversely affect the retail industry and consequently reduce our revenues and cash flow, and increase our operating expenses.
•	Shifts in retail trends, sales, and delivery methods between brick and mortar stores, e-commerce, home delivery, and curbside pick-up may adversely impact our revenues and cash flows.
•	Changing economic and retail market conditions in geographic areas where our properties are concentrated may reduce our revenues and cash flow.
•	Our success depends on the continued presence and success of our “anchor” tenants.
•	A significant percentage of our revenues are derived from smaller “shop space” tenants and our net income may be adversely impacted if our smaller shop tenants are not successful.
•	We may be unable to collect balances due from tenants in bankruptcy.
•	Many of our costs and expenses associated with operating our properties may remain constant or increase, even if our lease income decreases.
•	Compliance with the Americans with Disabilities Act and fire, safety and other regulations may have a negative effect on us.

Risk Factors Related to Real Estate Investments

•	Our real estate assets may decline in value and be subject to impairment losses which may reduce our net income.
•	We face risks associated with development, redevelopment and expansion of properties.
•	We face risks associated with the development of mixed-use commercial properties.
•	We face risks associated with the acquisition of properties.
•	We may be unable to sell properties when desired because of market conditions.
•	Changes in tax laws could impact our acquisition or disposition of real estate.

Supplemental Information	i

Risk Factors Related to the Environment Affecting Our Properties

•	Climate change may adversely impact our properties directly, and may lead to additional compliance obligations and costs as well as additional taxes and fees.
•	Geographic concentration of our properties makes our business more vulnerable to natural disasters, severe weather conditions and climate change.
•	Costs of environmental remediation may impact our financial performance and reduce our cash flow.

Risk Factors Related to Corporate Matters

•	An uninsured loss or a loss that exceeds the insurance coverage on our properties may subject us to loss of capital and revenue on those properties.
•	Failure to attract and retain key personnel may adversely affect our business and operations.
•

The unauthorized access, use, theft or destruction of tenant or employee personal, financial or other data or of Regency’s proprietary or confidential information stored in our information systems or by third parties on our behalf could impact our reputation and brand and expose us to potential liability and loss of revenues.

Risk Factors Related to Our Partnerships and Joint Ventures

•	We do not have voting control over all of the properties owned in our co-investment partnerships and joint ventures, so we are unable to ensure that our objectives will be pursued.
•	The termination of our partnerships may adversely affect our cash flow, operating results, and our ability to make distributions to stock and unit holders.

Risk Factors Related to Funding Strategies and Capital Structure

•	Our ability to sell properties and fund acquisitions and developments may be adversely impacted by higher market capitalization rates and lower NOI at our properties which may dilute earnings.
•	We depend on external sources of capital, which may not be available in the future on favorable terms or at all.
•	Our debt financing may adversely affect our business and financial condition.
•	Covenants in our debt agreements may restrict our operating activities and adversely affect our financial condition.
•	Increases in interest rates would cause our borrowing costs to rise and negatively impact our results of operations.
•	Hedging activity may expose us to risks, including the risks that a counterparty will not perform and that the hedge will not yield the economic benefits we anticipate, which may adversely affect us.
•

The interest rates on our Unsecured Credit facilities as well as on our variable rate mortgages and interest rate swaps might change based on changes to the method in which LIBOR or its replacement rate is determined.

Risk Factors Related to the Market Price for Our Securities

•	Changes in economic and market conditions may adversely affect the market price of our securities.
•	There is no assurance that we will continue to pay dividends at historical rates.

Risk Factors Relating to the Company’s Qualification as a REIT

•	If the Parent Company fails to qualify as a REIT for federal income tax purposes, it would be subject to federal income tax at regular corporate rates.
•	Dividends paid by REITs generally do not qualify for reduced tax rates.
•	Certain foreign stockholders may be subject to U.S. federal income tax on gain recognized on a disposition of our common stock if we do not qualify as a “domestically controlled” REIT.
•	Legislative or other actions affecting REITs may have a negative effect on us.
•	Complying with REIT requirements may limit our ability to hedge effectively and may cause us to incur tax liabilities.

Supplemental Information	ii

Risks Related to the Company’s Common Stock

•	Restrictions on the ownership of the Parent Company’s capital stock to preserve its REIT status may delay or prevent a change in control.
•	The issuance of the Parent Company's capital stock may delay or prevent a change in control.
•	Ownership in the Parent Company may be diluted in the future.

Non-GAAP Measures Disclosures

We believe these non-GAAP measures provide useful information to our Board of Directors, management and investors regarding certain trends relating to our financial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trend analyses, purposes of determining management incentive compensation and budgeting, forecasting and planning purposes.

We do not consider non-GAAP measures an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is they may exclude significant expense and income items that are required by GAAP to be recognized in our consolidated financial statements. In addition, they reflect the exercise of management’s judgment about which expense and income items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, reconciliations of the non-GAAP financial measures we use to their most directly comparable GAAP measures are provided. Non-GAAP financial measures should not be relied upon in evaluating the financial condition, results of operations or future prospects of the Company.

The pro-rata information provided is not, and is not intended to be, presented in accordance with GAAP.  The pro-rata supplemental details of assets and liabilities and supplemental details of operations reflect our proportionate economic ownership of the assets, liabilities and operating results of the properties in our portfolio.

•	The items labeled as "Consolidated" are prepared on a basis consistent with the Company's consolidated financial statements as filed with the SEC on the most recent Form 10-Q or 10-K, as applicable.

•

The columns labeled "Share of JVs" represent our ownership interest in our unconsolidated (equity method) investments in real estate partnerships, and was derived on a partnership by partnership basis by applying to each financial statement line item our ownership percentage interest used to arrive at our share of investments in real estate partnerships and equity in income or loss of investments in real estate partnerships during the period when applying the equity method of accounting to each of our unconsolidated partnerships.

•

A similar calculation was performed for the amounts in columns labeled ''Noncontrolling Interests”, which represent the limited partners’ interests in consolidated partnerships attributable to each financial statement line item.

We do not control the unconsolidated partnerships, and the presentations of the assets and liabilities and revenues and expenses do not necessarily represent our legal claim to such items. The partners are entitled to profit or loss allocations and distributions of cash flows according to the operating agreements, which generally provide for such allocations according to their invested capital. Our share of invested capital establishes the ownership interest we use to prepare our pro-rata share.

The presentation of pro-rata financial information has limitations as an analytical tool. Some of these limitations include, but are not limited to the following:

•

The amounts shown on the individual line items were derived by applying our overall economic ownership interest percentage determined when applying the equity method of accounting or allocating noncontrolling interests, and do not necessarily represent our legal claim to the assets and liabilities, or the revenues and expenses; and

•	Other companies in our industry may calculate their pro-rata interests differently, limiting the comparability of pro-rata information.

Because of these limitations, the supplemental details of assets and liabilities and supplemental details of operations should not be considered independently or as a substitute for our financial statements as reported under GAAP. We compensate for these limitations by relying primarily on our GAAP results and using the pro-rata details as a supplement.

Supplemental Information	iii

The following non-GAAP measures, as defined in the Glossary of Terms, are commonly used by management and the investing public to understand and evaluate our operating results and performance:

•

Nareit Funds From Operations (Nareit FFO):  The Company believes Nareit FFO provides a performance measure that, when compared year over year, reflects the impact on operations from trends in percent leased, rental rates, operating costs, acquisition and development activities, and financing costs. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO.

•

Net Operating Income (NOI):  The Company believes NOI provides useful information to investors to measure the operating performance of its portfolio of properties. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to pro-rata NOI.

•

Core Operating Earnings:  The Company believes Core Operating Earnings, which excludes certain non-cash and non-comparable items from the computation of Nareit FFO that affect the Company's period-over-period performance, is useful to investors because it is more reflective of the core operating performance of its portfolio of properties. The Company provides a reconciliation of Nareit FFO to Core Operating Earnings.

•

Same Property NOI:  The Company provides disclosure of NOI on a same property basis because it believes the measure provides investors with additional information regarding the operating performances of comparable assets. Same Property NOI excludes all development, non-same property and corporate level revenue and expenses. The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses.

Supplemental Information	iv

NEWS RELEASE For immediate release Christy McElroy 904 598 7616 ChristyMcElroy@regencycenters.com

Regency Centers Reports Fourth Quarter and Full Year 2020 Results

JACKSONVILLE, FL (February 11, 2021) – Regency Centers Corporation (“Regency” or the “Company”) (NASDAQ:REG) today reported financial and operating results for the period ended December 31, 2020, provided an update related to the COVID-19 pandemic, and provided initial guidance for 2021 Nareit FFO. For the three months ended December 31, 2020 and 2019, Net Income was $0.23 per diluted share and $0.24 per diluted share, respectively. For the twelve months ended December 31, 2020 and 2019, Net Income was $0.26 per diluted share and $1.43 per diluted share, respectively.

Fourth Quarter and Full Year 2020 Highlights

•

Reported Nareit FFO for the fourth quarter of $0.76 per diluted share; one-time items include a write-off of development pursuit costs of $0.05 per diluted share, a swap breakage charge of $0.02 per diluted share, and a write-off of straight line rents receivable of $0.04 per diluted share

o	Nareit FFO also reflects uncollectible lease income of $0.10 per diluted share, primarily related to the COVID-19 pandemic
•

Same property Net Operating Income (“NOI”), excluding termination fees, decreased 10.5% during the fourth quarter and 11.6% during the full year 2020, respectively, from prior periods driven primarily by a higher rate of uncollectible lease income due to the COVID-19 pandemic

•	Realized percent leased of 92.9% in the same property portfolio as of December 31, 2020
•	Collected 92% of fourth quarter pro-rata base rent, as of February 8, 2021
•

Executed 1.7 million square feet of new and renewal leases in the fourth quarter at a blended rent spread of +0.6%, and executed 5.9 million square feet of new and renewal leases in the full year 2020 at a blended rent spread of +2.2%

•	Started over $124 million of development and redevelopment projects, and completed over $71 million of projects with a stabilized yield of 8%, during the full year 2020
•

Completed property dispositions of $77.8 million and non-income producing land sales of $8.1 million, each at Regency’s share, during the fourth quarter. Completed property and outparcel dispositions of $190.8 million at a cap rate of 5.7% and non-income producing land sales of $18.6 million, all at Regency’s share, during the full year 2020

•	Realized pro-rata net debt-to-operating EBITDAre of 6.0x at December 31, 2020.

Subsequent Highlights

•	Subsequent to year-end, closed on the sale of one shopping center for a gross sales price of $9.0 million, and one non-income producing asset for $29.4 million, both at Regency’s share
•	On January 15, 2021, repaid the $265 million term loan originally due January 2022 (the “Term Loan”) using cash available, leaving no unsecured debt maturities until 2024
•	On January 27, 2021, Regency issued its first TCFD Climate Change Risk Report, illustrating the Company’s continued commitment to corporate responsibility and transparency
•	On February 9, 2021, closed on an amended and restated $1.25 billion revolving credit facility maturing March 23, 2025, replacing the existing revolving credit facility

Supplemental Information	v

•	On February 10, 2021, Regency’s Board of Directors (the “Board”) declared a quarterly cash dividend on the Company’s common stock of $0.595 per share
•	Included on Newsweek’s Most Responsible Companies List 2021 for the second year in a row

“I’m so proud of how our team has navigated the incredible challenges we faced this past year, working harder than ever to serve our tenants, our customers, our communities and our shareholders,” said Lisa Palmer, President and Chief Executive Officer. “While we acknowledge the meaningful uncertainty that still exists in 2021, we are encouraged by the continued improvement in rent collections and positive momentum in leasing activity that we experienced in the fourth quarter.”

Financial Results

Net Income

•

For the three months ended December 31, 2020, Net Income Attributable to Common Stockholders (“Net Income”) was $38.5 million, or $0.23 per diluted share, compared to Net Income of $40.3 million, or $0.24 per diluted share, for the same period in 2019

o	Fourth quarter Net Income includes a $0.10 per diluted share non-cash impairment charge primarily related to 101 7th Avenue, previously occupied by Barneys New York
•	For the twelve months ended December 31, 2020, Net Income was $44.9 million, or $0.26 per diluted share, compared to $239.4 million, or $1.43 per diluted share, for the same period in 2019

Nareit FFO

•

For the three months ended December 31, 2020, Nareit Funds From Operations (“Nareit FFO”) was $129.5 million, or $0.76 per diluted share, compared to $168.5 million, or $1.00 per diluted share, for the same period in 2019. Items that impact fourth quarter Nareit FFO comparability include:

o	A $0.05 per diluted share write-off of previously-capitalized development pursuit costs;
o	A $0.02 per diluted share charge related to the termination of interest rate swap contracts associated with the repayment of the Company’s $265 million term loan;
o

Uncollectible lease income of $0.10 per diluted share and a $0.04 per diluted share write-off of straight line rents receivable, primarily related to uncollected rent due to the COVID-19 pandemic. For additional detail, please refer to pages 32 and 33 of the fourth quarter 2020 supplemental disclosure.

•	For the twelve months ended December 31, 2020, Nareit FFO was $502.0 million, or $2.95 per diluted share, compared to $654.4 million, or $3.89 per diluted share, for the same period in 2019.

Core Operating Earnings

•

For the three months ended December 31, 2020, Core Operating Earnings was $125.1 million, or $0.73 per diluted share, compared to $152.9 million, or $0.91 per diluted share, for the same period in 2019.

•

For the twelve months ended December 31, 2020, Core Operating Earnings was $505.2 million, or $2.97 per diluted share, compared to $611.7 million, or $3.64 per diluted share, for the same period in 2019.

Portfolio Performance

Same Property NOI

•	Fourth quarter same property Net Operating Income (“NOI”), excluding termination fees, declined by 10.5% compared to the same period in 2019.
o

The decline in same property NOI in the fourth quarter of 2020 was driven primarily by a higher rate of uncollectible lease income of $15.3 million in the same property pool due to the COVID-19 pandemic.

Supplemental Information	vi

Leased Occupancy

•	As of December 31, 2020, Regency’s wholly-owned portfolio plus its pro-rata share of co-investment partnerships, was 92.3% leased.
•	As of December 31, 2020, Regency’s same property portfolio was 92.9% leased, a decline of 60 basis points sequentially.
o	Within the same property portfolio, anchor percent leased, which includes spaces greater than or equal to 10,000 square feet, was 95.4%, a decline of 60 basis points sequentially.
o	Same property shop percent leased, which includes spaces less than 10,000 square feet, was 88.5%, a decline of 70 basis points sequentially.

Leasing Activity

•	For the three months ended December 31, 2020, Regency executed 1.7 million square feet of comparable new and renewal leases at blended rent spreads of +0.6%.
•	For the trailing twelve months, the Company executed 5.9 million square feet of comparable new and renewal leases at blended rents spreads of +2.2%.

COVID-19 Update

•

As of January 31, 2021, approximately 97% of the Company’s tenants were open based on pro-rata Annual Base Rent (“ABR”), although governmental restrictions on specific tenant businesses can change daily.

•	As of January 31, 2021, the Company had executed rent deferral agreements on over 1,600 leases, with total deferred rent of $40.8 million.
•	As of February 8, 2021, the Company collected 92% of fourth quarter pro-rata base rent, in addition to 1% subject to executed deferral agreements.
•

The Company also continues to make progress on second and third quarter receivables. As of February 8, 2021, the Company collected 79% and 89% of second and third quarter pro-rata base rent, respectively. The Company has also signed deferral agreements for 12% and 4%, respectively, of second and third quarter pro-rata base rent.

•	A “Business Update” presentation is posted on our website at investors.regencycenters.com, and includes additional information regarding COVID-19 impacts.

Portfolio Enhancement and Capital Allocation

Developments and Redevelopments

•	During 2020, the Company started over $124 million of development and redevelopment projects.
•	As of December 31, 2020, the Company had 14 properties in development or redevelopment with estimated net project costs of $319.3 million and an estimated $170 million of remaining costs to complete.
•	In-process developments and redevelopments were 88% leased as of December 31, 2020.
•	In the fourth quarter, Regency completed one development and two redevelopment projects with combined pro-rata costs of $29.8 million.
•

In light of the COVID-19 pandemic, the Company continues to evaluate the impacts to scope, timing, tenancy, and return on investment for all in-process and pipeline projects to determine the most appropriate strategy for each project.

o

As previously disclosed, as a result of this process and the decision not to pursue certain projects or components of projects, the Company wrote off certain previously-capitalized development pursuit costs of $7.9 million in the fourth quarter of 2020.

Supplemental Information	vii

Property Transactions

•

During the fourth quarter, the Company sold five shopping centers for a combined gross sales price of $77.8 million at Regency’s share, and non-income producing land for a combined gross sales price of $8.1 million at Regency’s share.

•

During the full year 2020, Regency sold eight shopping centers and income producing outparcels for a combined gross sales price of $190.8 million, at a weighted average cap rate of 5.7%. The Company’s full-year non-income producing land sales totals $18.6 million, at Regency’s share.

•	Subsequent to year-end, closed on the sale of one shopping center for a gross sales price of $9.0 million, and one non-income producing asset for $29.4 million, both at Regency’s share.

Share Repurchase Program

•

On February 3, 2021, Regency’s Board of Directors authorized the repurchase by Regency of up to $250 million of its common stock. This authorization is scheduled to expire on February 3, 2023, unless earlier terminated by the Board. The timing of share repurchases is dependent upon market conditions and other factors.

Balance Sheet

•	As of December 31, 2020, Regency had full capacity under its $1.2 billion revolving credit facility.
•	As of December 31, 2020, Regency’s pro-rata net debt-to-operating EBITDAre ratio was 6.0x.
•	On January 15, 2021, as previously disclosed, the Company repaid its $265 million term loan due January 2022 (the “Term Loan”) using cash available, leaving no unsecured debt maturities until 2024.

Revolving Credit Facility

•	Regency announced today its amended and restated unsecured revolving credit facility (the “Facility”), which closed on February 9, 2021.
•

The amendment and restatement maintains the size of the Facility at $1.25 billion and extends the maturity date to March 23, 2025, with options for Regency to extend the maturity for two additional six-month periods.

•

Borrowings will bear interest at an annual rate of LIBOR plus 87.5 basis points, subject to the continuation of the Company’s current credit ratings, in line with the previous facility. An annual facility fee of 15 basis points, subject to the Company’s credit ratings, applies to the entire $1.25 billion Facility.

•

To further Regency’s environmental, social, and governance (“ESG”) sustainability initiatives, the Company’s lenders have agreed that the margin for purposes of determining the interest rate on the Facility may be reduced by an additional 0.01% if, as of any fiscal year, a sustainability metric related to reduction in greenhouse gas (“GHG”) emissions is achieved.

•

The Facility is held by 13 U.S. and International banks. The syndication is led by Wells Fargo Securities, LLC and PNC Capital Markets LLC as Joint Bookrunners and Lead Arrangers. Wells Fargo Bank, National Association acts as Administrative Agent for the Facility and PNC Bank, National Association acts as Syndication Agent. U.S. Bank National Association, Truist Securities, Inc. and Regions Capital Markets, a division of Regions Bank, act as Joint Lead Arrangers and Documentation Agents. Bank of America, N.A., JPMorgan Chase Bank, N.A., and Mizuho Bank, Ltd. are Co-Documentation Agents. BMO Harris Bank, N.A., Bank of New York Mellon, Bank of Nova Scotia and TD Bank, N.A. act as Senior Managing Agents. Comerica Bank also participates in the Facility.

Dividend

•

On February 10, 2021, Regency’s Board of Directors declared a quarterly cash dividend on the Company’s common stock of $0.595 per share. The dividend is payable on April 6, 2021, to shareholders of record as of March 15, 2021.

Supplemental Information	viii

2021 Guidance

Regency Centers offered initial 2021 guidance concurrently with the fourth quarter 2020 earnings release, as summarized below. Please refer to the fourth quarter 2020 Supplemental package for a complete list of guidance assumptions.

“While we are gratified to return to more customary guidance practices as transparency remains a key tenet of our values, we believe a wide range of potential outcomes is prudent given the uncertainty that remains in our operating environment,” said Mike Mas, EVP and Chief Financial Officer. “The potential outcomes can best be described as three independent scenarios, which each could result in different and distinct impacts to our Net Operating Income.”

•	The lower end of our guidance range is based on a “reverse course” scenario, which assumes more shutdowns and increased restrictions, leading to a decline in rent collection rates.
•	The midpoint area of our range is based on a “status quo” scenario, which assumes a continuation of our fourth quarter 2020 same-property NOI and collection rates.
•	The higher end of our range is based on a “continued improvement” scenario, which assumes further lifting of restrictions and added federal stimulus, leading to increases in collection rates.

Please refer to the Company’s “Business Update” presentation for additional guidance details, including a reconciliation of Nareit FFO per diluted share from 2020 to 2021, posted on the website at investors.regencycenters.com.

Full Year 2021 Guidance
All figures pro-rata and in thousands, except per share data

Net Income Attributable to Common Stockholders per diluted share	$0.55 - $0.73

Nareit Funds From Operations (“Nareit FFO”) per diluted share	$2.96 - $3.14

Core Operating Earnings per diluted share*	$2.79 - $2.97

Same Property Net Operating Income ("SPNOI") Growth (ex. termination fees)	-1.0% - +2.5%

Net G&A expense	$82,500 - $86,500

Net interest expense	$166,000 - $167,000

Rucurring third party fees & commissions	$23,000 - $24,000

Development and Redevelopment Spend	+/- $150,000

Acquisitions Cap rate (weighted average)	+/- $0 +/- 0.0%

Dispositions Cap rate (weighted average)	+/- $150,000 5.5% - 6.0% (1)

*Core Operating Earnigns excludes certain non-cash items, including straight-line rents, above/below market rent amortization, and amortization of mark-to-market debt, as well as extinguishment charges.

(1)	Average cap rate calculation excludes the sale of the non-income producing asset for $29.4 million in the first quarter.

Supplemental Information	ix

Conference Call Information

To discuss Regency’s fourth quarter results and provide further business updates related to COVID-19, management will host a conference call on Friday, February 12, 2021, at 12:00 p.m. ET. Dial-in and webcast information is listed below.

Fourth Quarter 2020 Earnings Conference Call

Date:Friday, February 12, 2021

Time:12:00 p.m. ET

Dial#:877-407-0789 or 201-689-8562

Webcast:investors.regencycenters.com

Replay

Webcast Archive: Investor Relations page under Events & Webcasts

Non-GAAP Disclosure

We believe these non-GAAP measures provide useful information to our Board of Directors, management and investors regarding certain trends relating to our financial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trend analyses, purposes of determining management incentive compensation and budgeting, forecasting and planning purposes.

We do not consider non-GAAP measures an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is they may exclude significant expense and income items that are required by GAAP to be recognized in our consolidated financial statements. In addition, they reflect the exercise of management’s judgment about which expense and income items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, reconciliations of the non-GAAP financial measures we use to their most directly comparable GAAP measures are provided. Non-GAAP financial measures should not be relied upon in evaluating the financial condition, results of operations or future prospects of the Company.

Nareit FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“Nareit”) defines as net income, computed in accordance with GAAP, excluding gains on sale and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes Nareit FFO for all periods presented in accordance with Nareit's definition. Since Nareit FFO excludes depreciation and amortization and gains on sales and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in percent leased, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, Nareit FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO.

Core Operating Earnings is an additional performance measure that excludes from Nareit FFO: (i) transaction related income or expenses; (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income to Nareit FFO to Core Operating Earnings.

Supplemental Information	x

Reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO and Core Operating

Earnings - Actual (in thousands)

For the Periods Ended December 31, 2020 and 2019	Three Months Ended		Year to Date
	2020	2019	2020	2019
Reconciliation of Net Income to Nareit FFO:

Net Income Attributable to Common Stockholders	$38,487	40,291	$44,889	239,430
Adjustments to reconcile to Nareit Funds From Operations (1):
Depreciation and amortization (excluding FF&E)	94,289	99,270	375,865	402,888
Goodwill impairment	-	-	132,128	-
Gain on sale of real estate	(21,228)	(13,333)	(69,879)	(53,664)
Provision for impairment of real estate	17,764	42,076	18,778	65,074
Exchangeable operating partnership units	174	178	203	634
Nareit Funds From Operations	$129,486	168,482	$501,984	654,362

Reconciliation of Nareit FFO to Core Operating Earnings:

Nareit Funds From Operations	$129,486	168,482	$501,984	654,362
Adjustments to reconcile to Core Operating Earnings (1):
Early extinguishment of debt	2,685	-	22,043	11,982
Interest on bonds for period from notice to redemption	-	-	-	367
Straight line rent	(3,778)	(3,082)	(15,605)	(15,526)
Uncollectible straight line rent	7,681	1,698	39,255	7,002
Above/below market rent amortization, net	(10,860)	(13,833)	(41,293)	(44,666)
Debt premium/discount amortization	(117)	(395)	(1,233)	(1,776)
Core Operating Earnings	$125,097	152,870	$505,151	611,745

Weighted Average Shares For Diluted Earnings per Share	169,980	167,892	169,460	167,771

Weighted Average Shares For Diluted FFO and Core Operating Earnings per Share	170,745	168,638	170,225	168,235
(1)	Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests.

Same property NOI is a key non-GAAP measure used by management in evaluating the operating performance of Regency’s properties. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to pro-rata same property NOI.

Supplemental Information	xi

Reconciliation of Net Income Attributable to Common Stockholders to Pro-Rata Same Property NOI – Actual (in thousands)

For the Periods Ended December 31, 2020 and 2019	Three Months Ended		Year to Date
	2020	2019	2020	2019
Net Income Attributable to Common Stockholders	$38,487	40,291	$44,889	239,430
Less:
Management, transaction, and other fees	(7,417)	(7,868)	(26,501)	(29,636)
Other(1)	(8,544)	(16,811)	(25,912)	(58,904)
Plus:
Depreciation and amortization	86,739	91,644	345,900	374,283
General and administrative	20,512	18,262	75,001	74,984
Other operating expense	7,617	3,328	12,642	7,814
Other expense	35,474	71,860	256,407	187,610
Equity in income of investments in real estate excluded from NOI (2)	12,838	8,109	59,726	39,807
Net income attributable to noncontrolling interests	729	840	2,428	3,828
NOI	186,435	209,655	744,580	839,216

Less non-same property NOI (3)	(6,760)	(10,245)	(31,490)	(38,150)

Same Property NOI	$179,675	199,410	$713,090	801,066

Same Property NOI without Termination Fees	$177,437	198,339	$705,420	798,148

Same Property NOI without Termination Fees or Redevelopments	$160,973	180,163	$640,152	722,090
(1)	Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(2)

Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, interest expense, and real estate gains and impairments.

(3)	Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.

Reported results are preliminary and not final until the filing of the Company’s Form 10-K with the SEC and, therefore, remain subject to adjustment.

The Company has published forward-looking statements and additional financial information in its fourth quarter 2020 supplemental information package that may help investors estimate earnings for 2021. A copy of the Company’s fourth quarter 2020 supplemental information will be available on the Company's website at https://investors.regencycenters.com/ or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and includes non-GAAP measures, and there can be no assurance that the information will not vary from the final information in the Company’s Form 10-K for the year-ended December 31, 2020. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

About Regency Centers Corporation (NASDAQ: REG)

Regency Centers is the preeminent national owner, operator, and developer of shopping centers located in affluent and densely populated trade areas. Our portfolio includes thriving properties merchandised with highly productive grocers, restaurants, service providers, and best-in-class retailers that connect to their neighborhoods, communities, and customers. Operating as a fully integrated real estate company, Regency Centers is a qualified real estate investment trust (REIT) that is self-administered, self-managed, and an S&P 500 Index member. For more information, please visit RegencyCenters.com.

###

Supplemental Information	xii

Forward-Looking Statements

Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Regency’s future events, developments, or financial or operational performance or results such as our 2021 Guidance, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws.  These forward-looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “anticipate,” “guidance,” and other similar language.  However, the absence of these or similar words or expressions does not mean a statement is not forward-looking.  While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties.

Our operations are subject to a number of risks and uncertainties including, but not limited to, those risk factors described in our SEC filings. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and our other filings and submissions to the SEC. If any of the events described in the risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements except as required by law. These risks and events include, without limitation:

Risk Factors

Risk Factors Related to the COVID-19 Pandemic

Pandemics or other health crises, such as the COVID-19 pandemic, may adversely affect our tenants’ financial condition, the profitability of our properties, and our access to the capital markets and could have a material adverse effect on our business, results of operations, cash flows and financial condition.

Risk Factors Related to Operating Retail-Based Shopping Centers

Economic and market conditions may adversely affect the retail industry and consequently reduce our revenues and cash flow, and increase our operating expenses. Shifts in retail trends, sales, and delivery methods between brick and mortar stores, e-commerce, home delivery, and curbside pick-up may adversely impact our revenues and cash flows. Changing economic and retail market conditions in geographic areas where our properties are concentrated may reduce our revenues and cash flow. Our success depends on the continued presence and success of our “anchor” tenants. A significant percentage of our revenues are derived from smaller “shop space” tenants and our net income may be adversely impacted if our smaller shop tenants are not successful. We may be unable to collect balances due from tenants in bankruptcy. Many of our costs and expenses associated with operating our properties may remain constant or increase, even if our lease income decreases. Compliance with the Americans with the Disabilities Act and fire, safety and other regulations may have a negative effect on us.

Risk Factors Related to Real Estate Investments

Our real estate assets may decline in value and be subject to impairment losses which may reduce our net income. We face risks associated with development, redevelopment and expansion of properties.

We face risks associated with the development of mixed-use commercial properties. We face risks associated with the acquisition of properties. We may be unable to sell properties when desired because of market conditions. Changes in tax laws could impact our acquisition or disposition of real estate.

Supplemental Information	xiii

Risk Factors Related to the Environment Affecting Our Properties

Climate change may adversely impact our properties directly, and may lead to additional compliance obligations and costs as well as additional taxes and fees. Geographic concentration of our properties makes our business more vulnerable to natural disasters, severe weather conditions and climate change. Costs of environmental remediation may impact our financial performance and reduce our cash flow.

Risk Factors Related to Corporate Matters

An uninsured loss or a loss that exceeds the insurance coverage on our properties may subject us to loss of capital and revenue on those properties. Failure to attract and retain key personnel may adversely affect our business and operations. The unauthorized access, use, theft or destruction of tenant or employee personal, financial or other data or of Regency’s proprietary or confidential information stored in our information systems or by third parties on our behalf could impact our reputation and brand and expose us to potential liability and loss of revenues.

Risk Factors Related to Our Partnerships and Joint Ventures

We do not have voting control over all of the properties owned in our co-investment partnerships and joint ventures, so we are unable to ensure that our objectives will be pursued. The termination of our partnerships may adversely affect our cash flow, operating results, and our ability to make distributions to stock and unit holders.

Risk Factors Related to Funding Strategies and Capital Structure

Our ability to sell properties and fund acquisitions and developments may be adversely impacted by higher market capitalization rates and lower NOI at our properties which may dilute earnings. We depend on external sources of capital, which may not be available in the future on favorable terms or at all. Our debt financing may adversely affect our business and financial condition. Covenants in our debt agreements may restrict our operating activities and adversely affect our financial condition. Increases in interest rates would cause our borrowing costs to rise and negatively impact our results of operations. Hedging activity may expose us to risks, including the risks that a counterparty will not perform and that the hedge will not yield the economic benefits we anticipate, which may adversely affect us. The interest rates on our Unsecured Credit facilities as well as on our variable rate mortgages and interest rate swaps might change based on changes to the method in which LIBOR or its replacement rate is determined.

Risk Factors Related to the Market Price for Our Securities

Changes in economic and market conditions may adversely affect the market price of our securities.  There is no assurance that we will continue to pay dividends at historical rates.

Risk Factors Relating to the Company’s Qualification as a REIT

If the Parent Company fails to qualify as a REIT for federal income tax purposes, it would be subject to federal income tax at regular corporate rates. Dividends paid by REITs generally do not qualify for reduced tax rates. Certain foreign stockholders may be subject to U.S. federal income tax on gain recognized on a disposition of our common stock if we do not qualify as a “domestically controlled” REIT.

Legislative or other actions affecting REITs may have a negative effect on us. Complying with REIT requirements may limit our ability to hedge effectively and may cause us to incur tax liabilities.

Risks Related to the Company’s Common Stock

Restrictions on the ownership of the Parent Company’s capital stock to preserve its REIT status may delay or prevent a change in control. The issuance of the Parent Company's capital stock may delay or prevent a change in control. Ownership in the Parent Company may be diluted in the future.

Supplemental Information	xiv

Summary Financial Information

December 31, 2020

(in thousands, except per share data)

	Three Months Ended		Year to Date
	2020	2019	2020	2019
Financial Results

Net income attributable to common stockholders (page 4)	$38,487	$40,291	$44,889	$239,430
Net income per diluted share	$0.23	$0.24	$0.26	$1.43

Nareit Funds From Operations (Nareit FFO) (page 9)	$129,486	$168,482	$501,984	$654,362
Nareit FFO per diluted share	$0.76	$1.00	$2.95	$3.89

Core Operating Earnings (page 9)	$125,097	$152,870	$505,151	$611,745
Core Operating Earnings per diluted share	$0.73	$0.91	$2.97	$3.64

Same Property NOI without termination fees (page 8)	$177,437	$198,339	$705,420	$798,148
% growth	-10.5%		-11.6%

Operating EBITDAre (page 10)	$170,898	$199,613	$693,648	$798,568

Dividends declared per share and unit	$0.595	$0.585	$2.380	$2.340
Payout ratio of Core Operating Earnings per share (diluted)	81.5%	64.3%	80.1%	64.3%

Diluted share and unit count

Weighted average shares (diluted) - Net income	169,980	167,892	169,460	167,771
Weighted average shares (diluted) - Nareit FFO and Core Operating Earnings	170,745	168,638	170,225	168,235

_________________________________________________________________________________________________

	As of	As of	As of	As of
	12/31/2020	12/31/2019	12/31/2018	12/31/2017
Capital Information

Market price per common share	$45.59	$63.09	$58.47	$69.18

Common shares outstanding	169,680	167,571	167,905	171,365
Exchangeable units held by noncontrolling interests	765	746	350	350
Common shares and equivalents issued and outstanding	170,445	168,317	168,255	171,715
Market equity value of common and convertible shares	$7,770,596	$10,619,161	$9,837,840	$11,879,231

Outstanding debt	$4,457,742	$4,445,591	$4,241,758	$4,115,588
Less: cash	(378,450)	(115,562)	(45,190)	(49,381)
Net debt	$4,079,292	$4,330,029	$4,196,568	$4,066,207

Total market capitalization	$11,849,888	$14,949,190	$14,034,408	$15,945,438

Debt metrics (pro-rata; trailing 12 months "TTM")

Net Debt-to-Operating EBITDAre	6.0x	5.4x	5.3x	5.4x
Fixed charge coverage	3.6x	4.3x	4.2x	4.1x

Supplemental Information	1

Summary Real Estate Information

December 31, 2020

(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Number of properties	411	414	415	416	419
Number of retail operating properties	403	407	407	408	412
Number of same properties	393	398	398	399	396
Number of properties in redevelopment	11	12	14	16	19
Number of properties in development (1)	3	2	3	3	3

Gross Leasable Area (GLA) - All properties	51,912	52,155	52,181	52,226	52,607
GLA including retailer-owned stores - All properties	56,000	56,243	56,269	56,314	56,695
GLA - Retail operating properties	51,048	51,238	51,238	51,284	52,109
GLA - Same properties	49,635	50,043	50,043	50,089	49,892
GLA - Properties in redevelopment (2)	2,929	3,062	3,434	3,736	4,515
GLA - Properties in development (1)	281	188	215	215	215

Wholly Owned and Pro-Rata Share of Co-investment Partnerships
GLA - All properties	42,242	42,423	42,449	42,496	42,769
GLA including retailer-owned stores - All properties	46,330	46,511	46,537	46,584	46,857
GLA - Retail operating properties	41,540	41,580	41,580	41,626	42,334
GLA - Same properties (3)	40,228	40,278	40,278	40,276	40,277
Spaces > 10,000 sf (3)	25,314	25,369	25,361	25,353	25,367
Spaces < 10,000 sf (3)	14,915	14,909	14,917	14,923	14,910
GLA - Properties in redevelopment (2)	2,777	2,851	3,167	3,384	3,976
GLA - Properties in development (1)	228	124	145	136	134

% leased - All properties	92.3%	92.9%	93.9%	94.5%	94.8%
% leased - Retail operating properties	92.9%	93.5%	94.5%	95.0%	95.0%
% leased - Same properties (3)	92.9%	93.5%	94.5%	95.0%	95.1%
Spaces > 10,000 sf (3)	95.4%	96.0%	97.0%	97.1%	97.2%
Spaces < 10,000 sf (3)	88.5%	89.2%	90.3%	91.4%	91.5%
Average % leased - Same properties (3)	94.2%	94.6%	94.9%	95.1%	95.2%
% commenced - Same properties (3) (4)	91.1%	91.5%	92.6%	92.9%	92.9%

Same property NOI growth - YTD (see page 8)	-11.0%	-11.3%	-9.6%	0.2%	2.3%
Same property NOI growth without termination fees - YTD (see page 8)	-11.6%	-11.9%	-10.3%	-0.7%	2.1%
Same property NOI growth without termination fees or redevelopments - YTD (see page 8)	-11.3%	-11.5%	-10.2%	-0.9%	2.0%
Rent spreads - Trailing 12 months (5) (see page 19)	2.2%	5.7%	7.0%	7.4%	8.5%

(1)	Includes current ground up developments.
(2)	Represents entire center GLA rather than redevelopment portion only. Included in Same Property pool unless noted otherwise.
(3)	Prior periods adjusted for current same property pool.
(4)	Excludes leases that are signed but have not yet commenced.
(5)	Retail operating properties only. Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed.

Supplemental Information	2

Consolidated Balance Sheets

December 31, 2020 and 2019

(in thousands)

	2020	2019
	(unaudited)
Assets
Net real estate investments:
Real estate assets at cost	$11,101,858	$11,095,294
Less: accumulated depreciation	1,994,108	1,766,162
	9,107,750	9,329,132
Investments in real estate partnerships	467,155	469,522
Net real estate investments	9,574,905	9,798,654

Properties held for sale	33,934	45,565
Cash, cash equivalents, and restricted cash	378,450	115,562
Tenant and other receivables (1)	143,633	169,337
Deferred leasing costs, net	67,910	76,798
Acquired lease intangible assets, net	188,799	242,822
Right of use assets	287,827	292,786
Other assets	261,446	390,729

Total assets	$10,936,904	$11,132,253

Liabilities and Equity
Liabilities:
Notes payable	$3,658,405	$3,435,161
Unsecured credit facilities	264,679	484,383
Total notes payable	3,923,084	3,919,544

Accounts payable and other liabilities	302,361	213,705
Acquired lease intangible liabilities, net	377,712	427,260
Lease liabilities	220,390	222,918
Tenants' security, escrow deposits, and prepaid rent	55,210	58,865
Total liabilities	4,878,757	4,842,292

Equity:
Stockholders' Equity:
Common stock, $.01 par	1,697	1,676
Additional paid in capital	7,767,646	7,631,731
Accumulated other comprehensive (loss)	(18,625)	(11,997)
Distributions in excess of net income	(1,765,806)	(1,408,062)
Total stockholders' equity	5,984,912	6,213,348
Noncontrolling Interests:
Exchangeable operating partnership units	35,727	36,100
Limited partners' interest	37,508	40,513
Total noncontrolling interests	73,235	76,613
Total equity	6,058,147	6,289,961

Total liabilities and equity	$10,936,904	$11,132,253

(1)	For additional details, see Supplemental COVID-19 Disclosure on pages 39 and 40.

These consolidated balance sheets should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information	3

Consolidated Statements of Operations

For the Periods Ended December 31, 2020 and 2019

(in thousands)

(unaudited)

	Three Months Ended		Year to Date
	2020	2019	2020	2019
Revenues:
Lease income (1)	$248,536	278,619	$980,166	1,094,301
Other property income	2,507	2,245	9,508	9,201
Management, transaction, and other fees	7,417	7,868	26,501	29,636
Total revenues	258,460	288,732	1,016,175	1,133,138

Operating Expenses:
Depreciation and amortization	86,739	91,644	345,900	374,283
Operating and maintenance	46,327	44,817	170,073	169,909
General and administrative	20,512	18,262	75,001	74,984
Real estate taxes	34,386	34,973	143,004	136,236
Other operating expense	7,617	3,328	12,642	7,814
Total operating expenses	195,581	193,024	746,620	763,226

Other Expense (Income):
Interest expense, net	38,073	38,086	156,678	151,264
Goodwill impairment	-	-	132,128	-
Provision for impairment of real estate, net of tax	17,522	42,076	18,536	54,174
Gain on sale of real estate, net of tax	(18,775)	(6,423)	(67,465)	(24,242)
Early extinguishment of debt	2,479	-	21,837	11,982
Net investment (income)	(3,825)	(1,879)	(5,307)	(5,568)
Total other expense	35,474	71,860	256,407	187,610

Income from operations before equity in income of
investments in real estate partnerships	27,405	23,848	13,148	182,302

Equity in income of investments in real estate partnerships	11,811	17,283	34,169	60,956

Net income	39,216	41,131	47,317	243,258

Noncontrolling Interests:
Exchangeable operating partnership units	(174)	(178)	(203)	(634)
Limited partners' interests in consolidated partnerships	(555)	(662)	(2,225)	(3,194)
Income attributable to noncontrolling interests	(729)	(840)	(2,428)	(3,828)

Net income attributable to common stockholders	$38,487	40,291	$44,889	239,430

(1)	For additional details, see Supplemental COVID-19 Disclosure on pages 39 and 40.

These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information	4

Supplemental Details of Operations (Consolidated Only)

For the Periods Ended December 31, 2020 and 2019

(in thousands)

		Three Months Ended		Year to Date
		2020	2019	2020	2019
	Revenues:
*	Base rent	$191,487	195,857	$772,288	777,992
*	Recoveries from tenants	60,784	63,519	246,915	246,968
*	Percentage rent	885	1,587	6,163	7,536
*	Termination Fees	1,366	729	5,176	2,582
*	Uncollectible lease income	(16,376)	(1,727)	(82,367)	(5,394)
*	Other lease income	2,539	2,831	8,725	9,706
	Straight line rent on lease income	(3,261)	1,764	(18,953)	9,519
	Above/below market rent amortization	11,112	14,059	42,219	45,392
	Lease income (1)	248,536	278,619	980,166	1,094,301

*	Other property income	2,507	2,245	9,508	9,201

	Property management fees	3,614	3,667	14,444	14,744
	Asset management fees	1,713	1,795	6,963	7,135
	Leasing commissions and other fees	2,090	2,406	5,094	7,757
	Management, transaction, and other fees	7,417	7,868	26,501	29,636

	Total revenues	258,460	288,732	1,016,175	1,133,138

	Operating Expenses:
	Depreciation and amortization (including FF&E)	86,739	91,644	345,900	374,283

*	Operating and maintenance	42,442	41,093	154,600	153,714
*	Ground rent	2,841	2,896	11,304	12,169
*	Termination expense	188	-	713	520
	Straight line rent on ground rent	437	441	1,777	1,981
	Above/below market ground rent amortization	419	387	1,679	1,525
	Operating and maintenance	46,327	44,817	170,073	169,909

	Gross general & administrative	17,012	21,804	66,207	73,895
	Stock-based compensation	3,284	4,128	14,248	16,254
	Capitalized direct development compensation costs	(3,096)	(9,312)	(10,238)	(20,429)
	General & administrative, net	17,200	16,620	70,217	69,720
	Loss on deferred compensation plan (2)	3,312	1,642	4,784	5,264
	General & administrative	20,512	18,262	75,001	74,984

*	Real estate taxes	34,386	34,973	143,004	136,236

	Other expenses	(277)	1,627	2,172	5,277
	Development pursuit costs	7,894	1,701	10,470	2,537
	Other operating expenses	7,617	3,328	12,642	7,814

	Total operating expenses	195,581	193,024	746,620	763,226

	Other Expense (Income):
	Gross interest expense	37,607	36,791	153,794	145,490
	Derivative amortization	110	1,650	4,329	7,564
	Debt cost amortization	1,476	1,354	5,782	5,280
	Debt premium/discount amortization	(127)	(405)	(1,272)	(1,809)
	Capitalized interest	(765)	(1,103)	(4,355)	(4,192)
	Interest income	(228)	(201)	(1,600)	(1,069)
	Interest expense, net	38,073	38,086	156,678	151,264

	Provision for impairment of real estate, net of tax	17,522	42,076	18,536	54,174
	Goodwill impairment	-	-	132,128	-
	Gain on sale of real estate, net of tax	(18,775)	(6,423)	(67,465)	(24,242)
	Early extinguishment of debt	2,479	-	21,837	11,982
	Net investment (income) (2)	(3,825)	(1,879)	(5,307)	(5,568)

	Total other expense (income)	35,474	71,860	256,407	187,610

*	Component of Net Operating Income
(1)	For additional details, see Supplemental COVID-19 Disclosure on pages 39 and 40.
(2)

The change in value of participant obligations within Regency’s non-qualified deferred compensation plan is included in General and administrative expense. The expense is offset by unrealized gains of assets held in the pain which is included in Net investment income.

These consolidated supplemental details of operations should be read in conjunction with the Company’s most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information	5

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)

December 31, 2020 and 2019

(in thousands)

	Noncontrolling Interests		Share of JVs
	2020	2019	2020	2019
Assets
Real estate assets at cost	$(88,130)	(93,476)	$1,389,171	1,366,504
Less: accumulated depreciation	(15,252)	(14,264)	438,374	413,833
Net real estate investments	(72,878)	(79,212)	950,797	952,671

Cash, cash equivalents, and restricted cash	(2,676)	(2,941)	21,588	12,202
Tenant and other receivables (1)	(2,213)	(2,333)	23,133	25,224
Deferred leasing costs, net	(1,017)	(1,157)	14,856	15,436
Acquired lease intangible assets, net	(540)	(747)	9,440	11,230
Right of use assets	(1,649)	(1,699)	5,487	5,705
Other assets	(68)	(147)	18,854	17,545

Total assets	$(81,041)	(88,236)	$1,044,156	1,040,013

Liabilities
Notes payable	$(37,461)	(42,803)	$534,658	526,048
Accounts payable and other liabilities	(3,704)	(2,359)	24,588	24,128
Acquired lease intangible liabilities, net	(193)	(290)	9,183	11,606
Lease liabilities	(1,903)	(1,909)	4,387	4,447
Tenants' security, escrow deposits, and prepaid rent	(272)	(362)	4,185	4,262

Total liabilities	$(43,533)	(47,723)	$577,001	570,491

(1)	For additional details, see Supplemental COVID-19 Disclosure on pages 39 and 40.

Note

Noncontrolling interests represent limited partners' interests in consolidated partnerships' activities and Share of JVs represents the Company's share of co-investment partnerships' activities, of which each are included on a single line presentation in the Company's consolidated financial statements in accordance with GAAP.

Supplemental Information	6

Supplemental Details of Operations (Real Estate Partnerships Only)

For the Periods Ended December 31, 2020 and 2019

(in thousands)

		Noncontrolling Interests				Share of JVs
		Three Months Ended		Year to Date		Three Months Ended		Year to Date
		2020	2019	2020	2019	2020	2019	2020	2019
	Revenues:
*	Base rent	$(1,777)	(2,005)	$(7,177)	(8,218)	$26,281	26,438	$105,789	104,501
*	Recoveries from tenants	(539)	(594)	(2,070)	(2,470)	8,580	8,676	33,599	33,698
*	Percentage rent	-	-	(3)	(6)	232	156	1,047	1,254
*	Termination Fees	(50)	(12)	(160)	(13)	894	371	2,617	975
*	Uncollectible lease income	97	38	531	85	(1,410)	(145)	(9,803)	(484)
*	Other lease income	(28)	(35)	(115)	(134)	353	334	1,437	1,262
	Straight line rent on lease income	(1)	65	(167)	(180)	(163)	17	(2,664)	1,497
	Above/below market rent amortization	(14)	(12)	(86)	(57)	191	184	878	889
	Lease income (1)	(2,312)	(2,555)	(9,247)	(10,993)	34,958	36,031	132,900	143,592

*	Other property income	(1)	(8)	(9)	(19)	348	126	761	657

	Asset management fees	-	-	-	-	(267)	(280)	(1,090)	(1,120)
	Management, transaction, and other fees	-	-	-	-	(267)	(280)	(1,090)	(1,120)

	Total revenues	(2,313)	(2,563)	(9,256)	(11,012)	35,039	35,877	132,571	143,129

	Operating Expenses:
	Depreciation and amortization (including FF&E)	(619)	(644)	(2,459)	(2,635)	8,723	8,476	34,508	33,021

*	Operating and maintenance	(401)	(433)	(1,441)	(1,609)	6,004	5,953	22,333	22,064
*	Ground rent	(28)	(27)	(113)	(111)	74	87	343	390
	Straight line rent on ground rent	(16)	(15)	(63)	(63)	29	30	119	307
	Above/below market ground rent amortization	-	-	-	-	10	10	39	33
	Operating and maintenance	(445)	(475)	(1,617)	(1,783)	6,117	6,080	22,834	22,794

	General & administrative, net	-	-	-	-	106	145	369	444

*	Real estate taxes	(320)	(340)	(1,347)	(1,556)	4,551	4,524	18,876	18,646

	Other expenses	(23)	(14)	(83)	(102)	294	190	949	873
	Development pursuit costs	-	-	-	-	-	1	67	29
	Other operating expenses	(23)	(14)	(83)	(102)	294	191	1,016	902

	Total operating expenses	(1,407)	(1,473)	(5,506)	(6,076)	19,791	19,416	77,603	75,807

	Other Expense (Income):
	Gross interest expense	(336)	(409)	(1,461)	(1,669)	5,298	5,905	22,069	24,163
	Debt cost amortization	(15)	(19)	(64)	(73)	134	173	657	691
	Debt premium/discount amortization	-	-	-	-	10	10	39	34
	Interest expense, net	(351)	(428)	(1,525)	(1,742)	5,442	6,088	22,765	24,888

	Provision for impairment of real estate	-	-	-	-	242	-	242	10,900
	(Gain) loss on sale of real estate	-	-	-	-	(2,453)	(6,910)	(2,414)	(29,422)
	Early extinguishment of debt	-	-	-	-	206	-	206	-

	Total other expense (income)	(351)	(428)	(1,525)	(1,742)	3,437	(822)	20,799	6,366

*	Component of Net Operating Income
(1)	For additional details, see Supplemental COVID-19 Disclosure on pages 39 and 40.

Note

Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

Supplemental Information	7

Supplemental Details of Same Property NOI (Pro-Rata)

For the Periods Ended December 31, 2020 and 2019

(in thousands)

	Three Months Ended		Year to Date
	2020	2019	2020	2019
Same Property NOI Detail:

Real Estate Revenues:
Base rent	$206,116	209,447	$830,516	833,749
Recoveries from tenants	65,404	68,137	265,616	266,792
Percentage rent	1,055	1,566	6,963	8,476
Termination fees	2,238	1,071	7,695	3,438
Uncollectible lease income	(15,339)	(1,188)	(84,073)	(5,073)
Other lease income	2,872	2,917	9,914	10,336
Other property income	1,804	1,710	6,445	7,507
Total real estate revenues	264,150	283,660	1,043,076	1,125,225

Real Estate Operating Expenses:
Operating and maintenance	45,519	44,550	168,039	167,190
Termination expense	-	-	25	520
Real estate taxes	36,317	37,057	151,615	145,839
Ground rent	2,639	2,643	10,307	10,610
Total real estate operating expenses	84,475	84,250	329,986	324,159

Same Property NOI	$179,675	199,410	$713,090	801,066
% change	-9.9%		-11.0%

Same Property NOI without Termination Fees	$177,437	198,339	$705,420	798,148
% change	-10.5%		-11.6%

Same Property NOI without Termination Fees or Redevelopments	$160,973	180,163	$640,152	722,090
% change	-10.7%		-11.3%

Reconciliation of Net Income Attributable to Common Stockholders to Same Property NOI:

Net income attributable to common stockholders	$38,487	40,291	$44,889	239,430
Less:
Management, transaction, and other fees	(7,417)	(7,868)	(26,501)	(29,636)
Other (1)	(8,544)	(16,811)	(25,912)	(58,904)
Plus:
Depreciation and amortization	86,739	91,644	345,900	374,283
General and administrative	20,512	18,262	75,001	74,984
Other operating expense	7,617	3,328	12,642	7,814
Other expense	35,474	71,860	256,407	187,610
Equity in income of investments in real estate excluded from NOI (2)	12,838	8,109	59,726	39,807
Net income attributable to noncontrolling interests	729	840	2,428	3,828
NOI	186,435	209,655	744,580	839,216

Less non-same property NOI (3)	(6,760)	(10,245)	(31,490)	(38,150)

Same Property NOI	$179,675	199,410	$713,090	801,066

(1)	Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(2)

Includes non-NOI income and expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, interest expense, and real estate gains and impairments.

(3)	Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.

Supplemental Information	8

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures

Wholly Owned and Regency's Pro-rata Share of Co-investment Partnerships

For the Periods Ended December 31, 2020 and 2019

(in thousands, except per share data)

	Three Months Ended		Year to Date
	2020	2019	2020	2019

Reconciliation of Net Income to Nareit FFO:

Net Income Attributable to Common Stockholders	$38,487	40,291	$44,889	239,430
Adjustments to reconcile to Nareit Funds From Operations (1):
Depreciation and amortization (excluding FF&E)	94,289	99,270	375,865	402,888
Goodwill impairment	-	-	132,128	-
Gain on sale of real estate	(21,228)	(13,333)	(69,879)	(53,664)
Provision for impairment of real estate	17,764	42,076	18,778	65,074
Exchangeable operating partnership units	174	178	203	634
Nareit Funds From Operations	$129,486	168,482	$501,984	654,362

Nareit FFO per share (diluted)	$0.76	1.00	$2.95	3.89
Weighted average shares (diluted)	170,745	168,638	170,225	168,235

Reconciliation of Nareit FFO to Core Operating Earnings:
Nareit Funds From Operations	$129,486	168,482	$501,984	654,362
Adjustments to reconcile to Core Operating Earnings (1):
Non Comparable Items
Early extinguishment of debt	2,685	-	22,043	11,982
Interest on bonds for period from notice to redemption	-	-	-	367
Certain Non Cash Items
Straight line rent	(3,778)	(3,082)	(15,605)	(15,526)
Uncollectible straight line rent	7,681	1,698	39,255	7,002
Above/below market rent amortization, net	(10,860)	(13,833)	(41,293)	(44,666)
Debt premium/discount amortization	(117)	(395)	(1,233)	(1,776)
Core Operating Earnings	$125,097	152,870	$505,151	611,745

Core Operating Earnings per share (diluted)	$0.73	0.91	$2.97	3.64
Weighted average shares (diluted)	170,745	168,638	170,225	168,235

Additional Disclosures:

Other Non Cash Expense (1)
Derivative amortization	$110	1,650	$4,329	7,564
Debt cost amortization	1,595	1,508	6,375	5,897
Stock-based compensation	3,284	4,128	14,248	16,254
Other Non Cash Expense	$4,989	7,286	$24,952	29,715

Maintenance and Leasing Capital Expenditures (2)
Tenant allowance and landlord work	$6,768	10,446	$29,660	43,161
Building improvements	5,414	13,498	19,104	28,757
Leasing commissions	2,134	2,862	7,425	10,028
Capital Expenditures	$14,316	26,806	$56,189	81,946

(1)

Includes Regency’s consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests, which can be found on page 7.

(2)	Includes Regency’s consolidated entities and its pro-rata share of unconsolidated co-investment partnerships.

Supplemental Information	9

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures (continued)

For the Periods Ended December 31, 2020 and 2019

(in thousands)

	Three Months Ended		Year to Date
	2020	2019	2020	2019
Reconciliation of Net Income to Nareit EBITDAre:

Net Income	$39,216	41,131	$47,317	243,258
Adjustments to reconcile to Nareit EBITDAre (1):
Interest expense	43,743	44,375	181,043	177,221
Income tax expense (benefit)	212	394	(357)	757
Depreciation and amortization	95,462	100,120	380,408	407,304
Gain on sale of real estate	(21,228)	(13,333)	(69,879)	(53,664)
Provision for impairment of real estate	17,764	42,076	18,778	65,074
Goodwill impairment	-	-	132,128	-
Nareit EBITDAre	$175,169	214,763	$689,438	839,950

Reconciliation of Nareit EBITDAre to Operating EBITDAre:

Nareit EBITDAre	$175,169	214,763	$689,438	839,950
Adjustments to reconcile to Operating EBITDAre (1):
Early extinguishment of debt	2,685	-	22,043	11,982
Straight line rent, net	3,918	(1,304)	23,546	(8,641)
Above/below market rent amortization, net	(10,874)	(13,846)	(41,379)	(44,723)
Operating EBITDAre	$170,898	199,613	$693,648	798,568

(1)	Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships.

Supplemental Information	10

Summary of Consolidated Debt

December 31, 2020 and 2019

(in thousands)

Total Debt Outstanding:	12/31/2020	12/31/2019
Notes Payable:
Fixed rate mortgage loans	$384,734	$455,411
Variable-rate mortgage loans	34,061	34,998
Fixed rate unsecured public debt	3,047,715	2,754,322
Fixed rate unsecured private debt	191,894	190,430
Unsecured credit facilities:
Revolving line of credit	-	220,000
Term Loans (4)	264,680	264,383
Total	$3,923,084	$3,919,544

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)		Total	Weighted Average Contractual Interest Rate on Maturities
2021	$11,598	31,562	-		43,160	1.93%
2022	11,797	5,848	265,000	(4)	282,645	2.12%
2023	10,124	65,724	-		75,848	3.18%
2024	5,301	90,744	250,000		346,045	3.70%
2025	4,207	40,000	250,000		294,207	3.79%
2026	4,420	88,000	200,000		292,420	3.83%
2027	4,312	32,915	525,000		562,227	3.63%
2028	3,350	170	300,000		303,520	4.13%
2029	602	146	425,000		425,748	2.95%
2030	633	-	600,000		600,633	3.70%
>10 years	4,188	72	725,000		729,260	4.50%
Unamortized debt premium/(discount), net of issuance costs	-	3,082	(35,711)		(32,629)
	$60,532	358,263	3,504,289		3,923,084	3.70%

Percentage of Total Debt:	12/31/2020	12/31/2019
Fixed	99.1%	93.5%
Variable	0.9%	6.5%

Current Weighted Average Contractual Interest Rates:(2)
Fixed	3.7%	3.8%
Variable	1.2%	2.6%
Combined	3.7%	3.7%

Current Weighted Average Effective Interest Rate:(3)
Combined	3.9%	3.9%

Average Years to Maturity:
Fixed	10.1	10.3
Variable	1.2	2.2

(1)	Includes unsecured public and private placement debt, unsecured term loan, and unsecured revolving line of credit.
(2)	Interest rates are calculated as of the quarter end.
(3)

Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility fees.

(4)	The $265 million Term loan was repaid in full on January 15, 2021.

Supplemental Information	11

Summary of Consolidated Debt

December 31, 2020 and 2019

(in thousands)

		Contractual		Effective
Lender	Collateral	Rate		Rate(1)	Maturity	12/31/2020	12/31/2019
Secured Debt - Fixed Rate Mortqaqe Loans
Jefferson Pilot	BridgeMill	7.94%			05/05/21	$4,012	$4,582
John Hancock Life Insurance Company	Kirkwood Commons	7.68%			10/01/22	7,302	8,050
Wells Fargo	Hewlett I	4.41%			01/06/23	9,235	9,400
TD Bank	Black Rock Shopping Center	2.80%			04/01/23	19,405	19,767
State Farm Life Insurance Company	Tech Ridge Center	5.83%			06/01/23	3,346	4,554
American United Life Insurance Company	Westport Plaza	7.49%			08/01/23	2,098	2,385
TD Bank	Brickwalk Shopping Center	3.19%			11/01/23	32,369	32,952
Genworth Life Insurance Company	Aventura, Oakbrook & Treasure Coast	6.50%			02/28/24	9,525	12,067
Prudential Insurance Company of America	4S Commons Town Center	3.50%			06/05/24	84,191	85,000
Ellis Partners	Pruneyard	4.00%			06/30/24	2,200	2,200
Great-West Life & Annuity Insurance Co	Erwin Square	3.78%			09/01/24	10,000	10,000
PNC Bank	Circle Marina Center	2.54%			03/17/25	24,000	24,000
Prudential Insurance Company of America	Country Walk Plaza	3.91%			11/05/25	16,000	-
Metropolitan Life Insurance Company	Westbury Plaza	3.76%			02/01/26	88,000	88,000
PNC Bank	Fellsway Plaza	4.07%			06/02/27	36,590	37,166
New York Life Insurance	Oak Shade Town Center	6.05%			05/10/28	6,301	6,954
New York Life Insurance	Von's Circle Center	5.20%			10/10/28	6,434	7,083
New York Life Insurance	Copps Hill Plaza	6.06%			01/01/29	11,258	12,306
City of Rollingwood	Shops at Mira Vista	8.00%			03/01/32	204	215
Reliastar Life Insurance Company	Circle Center West	5.01%			10/01/36	9,143	9,513
CUNA Mutual Insurance Society	Ocala Corners	6.45%			04/01/20	-	3,891
Nationwide Bank	Kent Place	3.30%			04/01/20	-	8,250
New York Life Insurance Company	Scripps Ranch Marketplace	3.80%			11/10/20	-	27,000
Wells Fargo	University Commons	5.50%			01/10/21	-	35,824
Unamortized premiums on assumed debt of acquired properties, net of issuance costs						3,121	4,252
Total Fixed Rate Mortgage Loans		3.97%		3.79%		$384,734	$455,411

Unsecured Debt
Debt Offering (5/16/14)	Fixed-rate unsecured	3.75%			06/15/24	$250,000	$250,000
Debt Offering (8/17/15)	Fixed-rate unsecured	3.90%			11/01/25	250,000	250,000
Debt Placement (5/11/16)	Fixed-rate unsecured	3.81%			05/11/26	100,000	100,000
Debt Placement (8/11/16)	Fixed-rate unsecured	3.91%			08/11/26	100,000	100,000
Debt Offering (1/17/17)	Fixed-rate unsecured	3.60%			02/01/27	525,000	525,000
Debt Offering (3/9/18)	Fixed-rate unsecured	4.13%			03/15/28	300,000	300,000
Debt Offering (8/13/19)	Fixed-rate unsecured	2.95%			09/15/29	425,000	425,000
Debt Offering (5/13/20)	Fixed-rate unsecured	3.70%			06/15/30	600,000	-
Debt Offering (1/17/17)	Fixed-rate unsecured	4.40%			02/01/47	425,000	425,000
Debt Offering (3/6/19)	Fixed-rate unsecured	4.65%			03/15/49	300,000	300,000
Term Loan	Fixed-rate unsecured	2.00%	(2)		01/05/22	265,000	265,000
Revolving Line of Credit	Variable-rate unsecured	LIBOR + 0.875%	(3)		03/23/22	-	220,000
Debt Offering (10/22/12)	Fixed-rate unsecured	3.75%			11/15/22	-	300,000
Unamortized debt discount and issuance costs						(35,711)	(30,865)
Total Unsecured Debt, Net of Discounts		3.70%		3.83%		$3,504,289	$3,429,135

Variable Rate Mortgage Loans
PNC Bank	Market at Springwoods Village	LIBOR + 1.50%			03/28/23	$6,350	$7,350
TD Bank, N.A.	Concord Shopping Plaza	LIBOR + 0.95%			12/21/21	27,750	27,750
Unamortized debt discount and issuance costs						(39)	(102)
Total Variable Rate Mortgage Loans		1.21%		1.39%		$34,061	$34,998

Total		3.70%		3.91%		$3,923,084	$3,919,544

(1)

Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility and unused fees.

(2)

The interest rate on the underlying debt is LIBOR + 0.95%, with an interest rate swap in place to fix the interest rate on the entire $265 million balance at 2.00% through maturity.  On January 15, 2021, the $265 million Term loan was repaid in full, as well as the related interest rate swap.

(3)

On February 9, 2021, the maturity date on the line of credit was extended to March 23, 2025, retaining the same overall borrowing capacity and credit-based interest spread.  Rate applies to drawn balance only. Additional annual facility fee of 0.15% applies to entire $1.25 billion line of credit. Maturity is subject to two additional six-month periods at the Company’s option.

Supplemental Information	12

Summary of Unsecured Debt Covenants and Leverage Ratios

December 31, 2020

(in thousands)

Outstanding Unsecured Public Debt:	Origination	Maturity	Rate	Balance
	05/16/14	06/15/24	3.750%	$250,000
	08/17/15	11/01/25	3.900%	$250,000
	01/17/17	02/01/27	3.600%	$525,000
	03/09/18	03/15/28	4.125%	$300,000
	08/20/19	09/15/29	2.950%	$425,000
	05/13/20	06/15/30	3.700%	$600,000
	01/17/17	02/01/47	4.400%	$425,000
	03/06/19	03/15/49	4.650%	$300,000

Unsecured Public Debt Covenants:	Required	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Fair Market Value Calculation Method Covenants (1) (2)
Total Consolidated Debt to Total Consolidated Assets	≤ 65%	29%	30%	31%	31%	29%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	3%	4%	4%	4%	4%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	4.2x	4.3x	4.3x	5.1x	5.4x
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	345%	344%	328%	327%	356%

Ratios:		12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Consolidated only

Net debt to total market capitalization		31.3%	36.4%	32.2%	36.0%	26.4%
Net debt to real estate assets, before depreciation		30.5%	31.7%	31.8%	31.6%	32.7%
Net debt to total assets, before depreciation		28.2%	29.3%	29.2%	29.0%	29.7%

Net debt to Operating EBITDAre - TTM		5.4x	5.4x	5.1x	4.8x	4.9x
Fixed charge coverage		4.1x	4.3x	4.6x	5.0x	5.0x
Interest coverage		4.3x	4.6x	4.9x	5.3x	5.3x

Unsecured assets to total real estate assets		89.6%	88.5%	88.8%	88.6%	88.6%
Unsecured NOI to total NOI - TTM		90.4%	89.5%	90.2%	90.0%	90.0%
Unencumbered assets to unsecured debt		284%	282%	260%	247%	287%

Total Pro-Rata Share

Net debt to total market capitalization		34.4%	39.6%	35.2%	39.1%	29.0%
Net debt to real estate assets, before depreciation		32.6%	33.7%	33.7%	33.5%	34.6%
Net debt to total assets, before depreciation		30.1%	31.0%	31.0%	30.8%	31.4%

Net debt to Operating EBITDAre - TTM		6.0x	5.9x	5.6x	5.3x	5.4x
Fixed charge coverage		3.6x	3.7x	4.0x	4.3x	4.3x
Interest coverage		3.9x	4.1x	4.4x	4.7x	4.7x

(1)

For a complete listing of all Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.

(2)	Current period debt covenants are finalized and submitted after the Company’s most recent Form 10-Q or Form 10-K filing.

Supplemental Information	13

Summary of Unconsolidated Debt

December 31, 2020 and 2019

(in thousands)

Total Debt Outstanding:	12/31/2020	12/31/2019
Mortgage loans payable:
Fixed rate secured loans	$1,424,103	$1,441,840
Variable rate secured loans	117,305	115,992
Unsecured credit facilities variable rate	15,635	19,635
Total	$1,557,043	$1,577,467

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency's Pro Rata Share	Weighted Average Contractual Interest Rate on Maturities
2021	$11,257	333,068	15,635	359,960	124,100	4.38%
2022	7,736	254,873	-	262,609	97,465	3.76%
2023	3,196	171,608	-	174,804	65,137	4.76%
2024	1,796	33,690	-	35,486	14,217	3.89%
2025	2,168	146,000	-	148,168	44,853	3.59%
2026	2,390	79,286	-	81,676	32,551	3.83%
2027	2,364	137,800	-	140,164	32,950	3.53%
2028	2,258	62,450	-	64,708	22,555	4.26%
2029	1,710	60,000	-	61,710	12,550	4.34%
2030	763	179,288	-	180,051	69,960	2.93%
>10 Years	1,374	55,497	-	56,871	21,374	4.12%
Unamortized debt premium/(discount) and issuance costs (2)	-	(9,164)	-	(9,164)	(3,054)
	$37,012	1,504,396	15,635	1,557,043	534,658	3.94%

Percentage of Total Debt:	12/31/2020	12/31/2019
Fixed	91.5%	91.4%
Variable	8.5%	8.6%

Current Weighted Average Contractual Interest Rates:(1)
Fixed	4.1%	4.5%
Variable	2.4%	3.9%
Combined	3.9%	4.4%

Current Weighted Average Effective Interest Rates:(2)
Combined	4.1%	4.6%

Average Years to Maturity:
Fixed	4.4	4.1
Variable	1.1	0.6

(1)	Interest rates are calculated as of the quarter end.
(2)

Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost, amortization, interest rate swaps, and facility and unused fees.

Supplemental Information	14

Unconsolidated Investments

December 31, 2020

(in thousands)

					Regency
Investment Partner and	Number of	Total	Total	Total	Ownership	Share	Investment	Equity
Portfolio Summary Abbreviation	Properties	GLA	Assets	Debt	Interest	of Debt	12/31/2020	Pick-up
State of Oregon
(JV-C, JV-C2)	20	2,219	$513,366	$244,199	20.00%	$48,840	$46,581	$2,075
(JV-CCV)	1	558	94,551	59,955	30.00%	17,986	10,108	757
	21	2,777	607,917	304,154
GRI
(JV-GRI)	67	8,652	1,583,097	909,234	40.00%	363,694	179,728	25,425

CalSTRS
(JV-RC)	6	611	107,283	-	25.00%	-	25,908	1,296

NYSCRF
(JV-NYC)	4	971	205,332	113,998	30.00%	34,199	27,627	488

USAA (1)
(JV-USA)	7	683	85,006	104,161	20.01%	20,840	(4,401)	790

Publix
(JV-O)	2	211	25,689	-	50.00%	-	12,786	1,519

Individual Investors
Ballard Blocks	2	249	127,716	-	49.90%	-	63,010	315
Town and Country Center (2)	1	230	205,457	91,001	35.00%	31,850	39,239	(74)
Others	4	499	119,730	34,495	50.00%	17,249	62,168	1,578

	114	14,883	$3,067,227	$1,557,043		$534,658	$462,754	$34,169

(1)

The USAA partnership has distributed proceeds from debt refinancing and real estate sales in excess of Regency’s carrying value of its investment resulting in a negative investment balance, which is classified within Accounts Payable and Other Liabilities in the Consolidated Balance Sheets.

(2)	In January 2020, we purchased an additional 16.6% interest in Town and Country Center, bringing our total ownership interest to 35%.

Supplemental Information	15

Property Transactions

December 31, 2020

(in thousands)

Acquisitions:

Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency's Share of Purchase Price	Weighted Average Cap Rate	Anchor(s)
Jan-20	Country Walk Plaza (1)	NYCRF (70%)	Miami, FL	101	$27,740		Publix, CVS
	Property Total			101	$27,740	4.8%

Dispositions:

Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency's Share of Purchase Price	Weighted Average Cap Rate	Anchor(s)
Jan-20	Young Circle Shopping Center		Hollywood, FL	65	$15,750		Walgreens
Jan-20	Stonewall Shopping Center		Gainesville, VA	315	82,625		Wegmans, Dick's Sporting Goods, Staples, Bed Bath & Beyond, Michael's, Ross Dress For Less
Apr-20	Kent Place	Other (50%)	Denver, CO	48	9,825		King Soopers
Oct-20	Whole Foods at Swampscott		Boston, MA	36	19,250		Whole Foods
Oct-20	Jefferson Square		La Quinta, CA	38	6,000		--
Nov-20	Stonebrook Plaza	GRI (40%)	Chicago, IL	96	5,760		Jewel
Nov-20	Old Conneticut Path	NYCR (30%)	Boston, MA	80	7,050		Stop & Shop
Dec-20	South Bay Village		Los Angeles, CA	108	39,750		Homegoods, Wal-Mart, Orchard Supply
	Income Producing Outparcel(s)				4,760
	Property/Outparcel(s) Total			786	$190,770	5.7%

	Non-Income Producing Land Total				$18,570

(1)	REG closed on the purchase of its partner’s New York Common Retirement Fund (“NYCRF”), 70% interest. Upon closing this asset became 100% REG owned.

Supplemental Information	16

Summary of In-Process Developments and Redevelopments

December 31, 2020

(in thousands)

In-Process Developments and Redevelopments [1]
Shopping Center Name	Market	Grocer/Anchor Tenant	GLA	% Leased	Project Start	Est Initial Rent Commencement(a)	Est Stabilization Year(b)	REG'S Est Net Project Costs	% of Costs Incurred	Stabilized Yield +/-©
Carytown Exchange [2]	Richmond, VA	Publix	46	80%	Q4-2018	2H-2020	2023	19,595	65%	5%
East San Marco [2]	Jacksonville, FL	Publix	59	74%	Q4-2020	2H-2022	2024	19,519	23%	7%-8%
Eastfield at Baybrook [2]	Houston, TX	H.E.B.	53	100%	Q4-2020	2H-2021	2022	2,337	84%	7%
Bloomingdale Square	Tampa, FL	Publix, LA Fitness	252	94%	Q3-2018	2H-2019	2022	21,327	88%	8%-9%
Market Common Clarendon	Metro, DC	Retail/Office Users	130	3%	Q4-2018	2H-2022	2024	57,691	54%	8%-9%
Point 50	Metro, DC	Grocer	48	96%	Q4-2018	2H-2020	2023	17,664	84%	7.8%
The Abbot	Boston, MA	Retail/Office Users	65	23%	Q2-2019	2H-2022	2024	55,420	47%	8%-9%
Sheridan Plaza	Hollywood, FL	Publix, Burlington	506	94%	Q3-2019	2H-2020	2022	12,115	50%	9%-10%
West Bird Plaza	Miami, FL	Publix	99	99%	Q4-2019	2H-2021	2022	10,338	50%	7%
Preston Oaks [2]	Dallas, TX	H.E.B.	103	74%	Q4-2020	2H-2021	2023	22,327	24%	6%
Serramonte Center	San Francisco, CA	Macy's/Target/Dick's Sporting Goods/ Ross/Nordstrom Rack	917	88%	Q4-2020	2H-2021	2026	55,000	22%	5%
Various Redevelopments (est costs < $10 million individually)			1,555	96%				26,010	36%	11%
Total In-Process (In Construction)			3,833	88%				$319,342	46%	7%-8%

In Process Development and Redevelopment Descriptions
Carytown Exchange

Located in Richmond's most desirable retail corridor, Carytown is a ground up development anchored by Publix and complemented by street retail and structured parking. Construction on Publix, Shop Bldg E, Shop Bldg B and structured parking continue as planned. Project scope now includes construction and leasing of the multi-tenant Building B. Further value creation in the form of additional multi-tenant buildings will remain under review.

East San Marco

Located in one of the most desirable areas of Jacksonville, Florida, East San Marco is an infill ground-up retail development anchored by Publix. In addition, an adjacent parcel will be sold to a residential builder for housing.

Eastfield at Baybrook	Ground-up development in Houston,TX, featuring the market's leading grocer, H.E.B. The scope for Phase 1A calls for H.E.B. to construct a 106k SF grocery store, along with a fuel center/carwash.
Bloomingdale Square

Reconfiguration of the former Walmart box for the relocation and expansion of Publix and HOME centric; backfilling the former Publix box with LA Fitness; construction of an additional 14K SF retail shop building; facade renovations and enhancements to remaining center.

Market Common Clarendon

Redevelopment of vacant 1960's era office building into a 130K SF modern, mixed-use building, three floors of creative office, and ground floor retail to complement the existing dominant, mixed-use center in Arlington, VA.

Point 50	Redevelopment includes the demolition of a deteriorated center and develop new 30K SF identified Grocer, and 18K SF of shop space.
The Abbot

Generational redevelopment and modernization of 3 historic buildings in the heart of Harvard Square into mixed-use project with retail and office. Entire $1.1M of the property NOI came offline in early 2019 with no NOI in 2020. Construction in Cambridge was halted in late March 2020. Since the ban was lifted effective June 1st 2020, construction has resumed to complete the ground up building.

Sheridan Plaza	Repositioning with addition of Burlington, façade renovations and other placemaking enhancement.
West Bird Plaza	Redevelopment includes the demolition of Publix and adjacent CVS space and construct new 48K SF Publix; update façade and additional site work improvements.
Preston Oaks

Redevelopment includes substantial rebuild following tornado damage of a 101,000 SF, H.E.B. Central Market anchored shopping center located in Dallas, TX. Redevelopment spend is reimbursable through insurance proceeds.

Serramonte Center

Redevelopment includes continued densification and enhancement of a premier location and A mall that includes addition of new retail that willl augment the evolving merchandising mix, a new hotel by a best-in-class developer on a ground lease and redevelopment of  the former J.C. Penney space. Redevelopment represents multiple phases occuring over approximately 4 years, with expected stabilization around 2026.

Various Redevelopments (est costs < $10 million individually)	Various Redevelopment properties where estimated incremental costs are less than $10 Million.

(1)	Scope, economics and timing of development and redevelopment projects could change materially from estimates provided. Amounts reported are at Regency’s pro-rata share.
(2)	Ground up development or redevelopment that is excluded from the Same Property NOI pool.

Note: Regency’s Estimated Net GAAP Project Costs, after additional interest and overhead capitalization, are $331,370 for ground up Developments and Redevelopments In-Process. Percent of costs incurred is 46% for Developments and Redevelopments In-Process.

(a)	Estimated Initial Rent Commencement represents the estimated date that the anchor or first tenants at each project will rent commence.
(b)	Estimated Stabilization Year represents the estimated first full calendar year that the project will reach the stated stabilized yield.
(c)	A stabilized yield for a redevelopment property represents the incremental NOI (estimated stabilized NOI less NOI prior to project commencement) over the total project costs.

Supplemental Information	17

Major Developments and Redevelopments Pipeline and Current Year Completions

December 31, 2020

(in thousands)

Select Operating Properties with Near Term Developments and Redevelopment*
Shopping Center Name	Market	GLA	% Leased	Est Project Start	REG’s Est Net Project Costs	Current Description
Westbard Square	Bethesda, MD	213	87%	2021	$110,000 - $125,000

Redevelopment of a dated multi-parcel project which consists of a Giant anchored retail center, a 3 level garden office building, 2 gas stations, and a vacant senior housing building into a vibrant mixed-use project consisting of 170K SF of new retail anchored by Giant, 200 units of apartments, 100 units of assisted living, and ~100 for-sale townhomes. Estimated incremental project costs include Regency's non-retail co-investment. The core entitlements have been attained, and the project's timing, stabilization and economics are being further analyzed.

Hancock Center	Austin, TX	410	55%	2021	$55,000 - $65,000

Transformative adaptive reuse of former Sears building (Sears rent ceased in 2/2019) into office and/or retail. Project has intrinsic demand for various commercial uses in this desirable infill market. Several transaction structures are being contemplated including a JV, ground lease or sale.

Town and Country Center	Los Angeles, CA	230	37%	2022	$20,000 - $30,000

Redevelopment of former 3-level K-Mart box with new retail below 325 mid-rise apartments on a ground lease. Effective January 2020, Regency purchased an additional 16.6% interest, bringing total ownership interest to 35%. As we continue to advance entitlements and position this redevelopment to start, economics and timing of project are being further analyzed.

Costa Verde Center	San Diego, CA	179	77%	2022	$175,000 - $200,000

Large-scale redevelopment of existing Shopping Center with new retail, office, hotel (on a ground lease) and structured parking, adjacent to new transit station.   Entitlements for 575,000 sf of commercial space (retail/office) and a 200 room hotel were approved in December 2020.  The project's precise scope, timing, stabilzation and economics are being further analyzed.

Gateway Plaza at Aventura	Miami, FL	30	0%	2022	$10,000 - $15,000

Located on Biscayne Boulevard in a vibrant sub-market of Miami, project will redevelop existing retail (former Babies R Us box) with potential to add a grocer to the center and additional retail GLA.  The project's timing, stabilization and economics are being further analyzed.

Current Year Development and Redevelopment Completions
Shopping Center Name	Market	GLA	% Leased	Project Start	Est Initial Rent Commencement	Est Stabilization Year	REG's Est Net Project Costs	% of Costs Incurred	Incremental Stabilized Yield
The Village at Hunter's Lake	Tampa, FL	72	100%	Q4-2018	2H-2020	2021	21,442	93%	8%
Pablo Plaza Ph. II	Jacksonville, FL	157	98%	Q4-2018	1H-2021	2022	14,627	92%	6%
Various Redevelopments (est costs < $10 million individually)		1,750	92%				35,376	95%	8%
Total Completions		1,978	92%				71,445	94%	8%

*Selection reflects material under earning assets. Selection does not incorporate all pipeline opportunities.

Note: Scope, economics and timing of development and redevelopment program and projects could change materially from estimates provided.

Supplemental Information	18

Leasing Statistics - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships

December 31, 2020

(Retail Operating Properties Only)

Leasing Statistics - Comparable
Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
4th Quarter 2020	413	1,662	$24.55	0.6%	6.1	$7.72
3rd Quarter 2020	335	1,414	23.48	1.2%	4.9	3.23
2nd Quarter 2020	185	1,307	17.15	4.0%	6.5	1.64
1st Quarter 2020	313	1,471	22.16	4.1%	5.4	2.42
Total - 12 months	1,246	5,854	$22.04	2.2%	5.7	$3.92

New Leases	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
4th Quarter 2020	91	316	$25.34	1.7%	9.0	$37.06
3rd Quarter 2020	72	183	31.80	-3.4%	7.0	19.97
2nd Quarter 2020	23	121	15.23	20.1%	12.9	8.00
1st Quarter 2020	61	144	32.93	-0.9%	7.7	19.81
Total - 12 months	247	764	$26.34	1.3%	9.0	$24.93

Renewals	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
4th Quarter 2020	322	1,346	$24.35	0.3%	5.4	$0.49
3rd Quarter 2020	263	1,231	22.40	2.2%	4.6	1.04
2nd Quarter 2020	162	1,185	17.38	2.6%	5.7	0.88
1st Quarter 2020	252	1,327	21.01	4.9%	5.1	0.56
Total - 12 months	999	5,089	$21.38	2.4%	5.2	$0.73

Leasing Statistics - Comparable and Non-comparable
Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft		Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
4th Quarter 2020	480	2,153	$23.01		6.0	$9.37
3rd Quarter 2020	404	1,660	23.78		4.9	5.61
2nd Quarter 2020	228	1,491	18.07		6.2	2.75
1st Quarter 2020	370	1,651	22.64		5.5	5.28
Total - 12 months	1,482	6,955	$22.10		5.6	$6.11

Notes:

•	All amounts reported at execution.
•	Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share.
•	Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed and include all teasing transactions, including spaces vacant > 12 months.
•

Tenant Allowance & Landlord Work are costs required to make the space leasable and include improvements of a space as it relates to a specific lease. These costs include tenant improvements and inducements.

•	Excludes Non-Retail Properties

Supplemental Information	19

Average Base Rent by CBSA - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships

December 31, 2020

(in thousands)

Largest CBSAs by Population (1)	Number of Properties	GLA	% Leased (2)	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
New York-Newark-Jersey City	16	1,738	90.9%	$60,647	$38.40	3.9%	4.1%	6.8%
Los Angeles-Long Beach-Anaheim	25	2,452	94.3%	66,329	28.67	6.1%	5.8%	7.4%
Chicago-Naperville-Elgin	10	1,590	95.2%	29,478	19.48	2.4%	3.8%	3.3%
Dallas-Fort Worth-Arlington	12	773	91.0%	15,303	21.75	2.9%	1.8%	1.7%
Houston-Woodlands-Sugar Land	14	1,642	96.2%	29,532	18.71	3.4%	3.9%	3.3%
Washington-Arlington-Alexandri	27	1,880	87.7%	46,020	27.92	6.6%	4.5%	5.1%
Philadelphia-Camden-Wilmington	8	696	90.2%	14,437	23.00	1.9%	1.6%	1.6%
Miami-Ft Lauderdale-PompanoBch	44	5,373	91.0%	104,186	21.31	10.7%	12.7%	11.7%
Atlanta-SandySprings-Alpharett	22	2,065	91.5%	42,197	22.34	5.4%	4.9%	4.7%
Phoenix-Mesa-Chandler	--	--	--	--	--	--	--	--
Boston-Cambridge-Newton	8	898.02	90.7%	20,355	24.99	1.9%	2.1%	2.3%
San Francisco-Oakland-Berkeley	22	3,780	87.5%	100,228	30.29	5.4%	8.9%	11.2%
Rvrside-San Bernardino-Ontario	1	99	100.0%	3,010	30.48	0.2%	0.2%	0.3%
Detroit-Warren-Dearborn	--	--	--	--	--	--	--	--
Seattle-Tacoma-Bellevue	16	1,164	96.6%	31,096	27.64	3.9%	2.8%	3.5%
Minneapol-St. Paul-Bloomington	5	205	98.5%	3,511	17.41	1.2%	0.5%	0.4%
San Diego-Chula Vista-Carlsbad	11	1,541	93.7%	42,149	29.19	2.7%	3.6%	4.7%
Tampa-St Petersburg-Clearwater	9	1,290	92.3%	23,049	19.34	2.2%	3.1%	2.6%
Denver-Aurora-Lakewood	11	939	94.5%	13,660	15.40	2.7%	2.2%	1.5%
St. Louis	4	408	100.0%	4,402	10.78	1.0%	1.0%	0.5%
Baltimore-Columbia-Towson	5	357	90.6%	7,683	23.76	1.2%	0.8%	0.9%
Charlotte-Concord-Gastonia	4	232	87.2%	4,414	21.79	1.0%	0.5%	0.5%
Orlando-Kissimmee-Sanford	8	809	94.5%	13,915	18.19	1.9%	1.9%	1.6%
San Antonio-New Braunfels	--	--	--	--	--	--	--	--
Portland-Vancouver-Hillsboro	5	436	95.8%	8,475	20.28	1.2%	1.0%	0.9%
Top 25 CBSAs by Population	287	30,367	92.0%	$684,075	$23.37	69.8%	71.9%	76.5%

CBSAs Ranked 26 - 50 by Population	63	6,599	91.7%	111,952	18.44	15.3%	15.6%	12.5%

CBSAs Ranked 51 - 75 by Population	23	2,138	94.9%	50,526	24.56	5.6%	5.1%	5.7%

CBSAs Ranked 76 - 100 by Population	12	760	96.6%	12,038	16.39	2.9%	1.8%	1.3%

Other CBSAs	26	2,377	94.4%	35,330	15.71	6.3%	5.6%	4.0%

Total All Properties	411	42,242	92.3%	$893,920	$22.86	100%	100%	100%

(1)	2020 Population Data Source: Synergos Technologies, Inc.
(2)	Includes Properties in Development and leases that are executed but have not commenced.

Supplemental Information	20

Significant Tenant Rents - Wholly Owned and Regency's Pro-Rata Share of

Co-investment Partnerships

(Includes Tenants ≥ 0.5% of ABR)

December 31, 2020

(in thousands)

#	Tenant	Tenant GLA	% of Company- Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
1	Publix	2,827	6.7%	$31,034	3.5%	69	12
2	Kroger Co. (1)	2,784	6.6%	27,355	3.1%	54	15
3	Albertsons Companies, Inc. (2)	1,794	4.2%	25,957	2.9%	45	17
4	Amazon/Whole Foods	1,099	2.6%	23,431	2.6%	35	13
5	TJX Companies, Inc. (3)	1,337	3.2%	22,705	2.5%	62	20
6	CVS	652	1.5%	15,345	1.7%	56	19
7	Ahold/Delhaize (4)	455	1.1%	11,356	1.3%	12	6
8	L.A. Fitness Sports Club	487	1.2%	9,920	1.1%	14	4
9	Nordstrom (5)	320	0.8%	9,085	1.0%	9	-
10	Bed Bath & Beyond Inc. (6)	469	1.1%	8,876	1.0%	18	-
11	Trader Joe's	271	0.6%	8,723	1.0%	27	7
12	Ross Dress For Less	545	1.3%	8,521	1.0%	25	9
13	JPMorgan Chase Bank	132	0.3%	7,507	0.8%	43	10
14	Gap, Inc (7)	232	0.5%	7,328	0.8%	18	3
15	Starbucks	137	0.3%	7,164	0.8%	96	31
16	PETCO Animal Supplies, Inc (8)	286	0.7%	7,144	0.8%	34	11
17	JAB Holding Company (9)	179	0.4%	7,090	0.8%	65	16
18	Bank of America	132	0.3%	6,945	0.8%	43	16
19	Target	570	1.3%	6,642	0.7%	6	2
20	Wells Fargo Bank	131	0.3%	6,587	0.7%	48	18
21	H.E. Butt Grocery Company (10)	411	1.0%	6,143	0.7%	6	1
22	Kohl's	612	1.4%	5,867	0.7%	8	2
23	Walgreens Boots Alliance (11)	223	0.5%	5,509	0.6%	22	9
24	Best Buy	229	0.5%	5,308	0.6%	7	1
25	Dick's Sporting Goods, Inc.	291	0.7%	5,010	0.6%	5	1
26	T-Mobile (12)	118	0.3%	5,005	0.6%	82	31
27	Ulta	166	0.4%	4,847	0.5%	18	2
28	AT&T, Inc (13)	107	0.3%	4,712	0.5%	59	14
29	Staples, Inc.	183	0.4%	4,192	0.5%	10	1
30	Wal-Mart	630	1.5%	4,186	0.5%	6	-
	Top Tenants	17,809	42.0%	$309,494	34.6%	1,002	291

(1)	Kroger 20 / King Soopers 11 / Harris Teeter 9 / Ralphs 9 / Mariano's Fresh Market 3 / Quality Food Centers 2
(2)	Safeway 21 / VONS 7 / Albertson's 4 / Acme Markets 3 / Shaw's 3 / Tom Thumb 3 / Randalls Food & Drug 2 / Star Market 2
(3)	TJ Maxx 26 / Homegoods 17 / Marshalls 16 / Homesense 2 / Sierra Trading Post 1
(4)	Giant 8 / Stop & Shop 3 / Food Lion 1
(5)	Nordstrom Rack 9
(6)	Bed Bath & Beyond 11 / Cost Plus World Market 5 / Buy Buy Baby 1 / Harmon Face Values 1
(7)	Old Navy 13 / The Gap 1 / Athleta 2 / Banana Republic 1 / GAP BR Factory 1
(8)	Petco 28 / Unleashed by Petco 6
(9)	Panera 32 / Einstein Bros Bagels 12 / Peet's' Coffee & Tea 11 / Bruegger’s Bagel 4 / Krispy Kreme 3 / Noah’s NY Bagels 3
(10)	H.E.B. 5 / Central Market 1
(11)	Walgreens 21 / Duane Reade 1
(12)	T-Mobile 48 / Sprint 23 / MetroPC 10 / Connectivity Source 1
(13)	AT&T 52 / Cricket 7

Supplemental Information	21

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships

December 31, 2020

(GLA in thousands)

		Anchor Tenants(1)
Year	GLA	Percent of GLA	Percent of Total ABR(3)	ABR
MTM(4)	144	0.4%	0.2%	$12.47
2021	1,143	3.0%	1.6%	12.53
2022	3,030	7.8%	5.0%	14.67
2023	2,568	6.6%	4.6%	15.93
2024	3,391	8.8%	6.0%	15.50
2025	2,989	7.7%	5.4%	16.01
2026	2,388	6.2%	4.3%	16.01
2027	1,293	3.3%	2.6%	17.54
2028	1,599	4.1%	3.3%	18.30
2029	1,187	3.1%	1.7%	12.38
2030	1,223	3.2%	2.4%	17.08
10 Year Total	20,955	54.0%	37.2%	$15.64
Thereafter	3,822	10.0%	7.1%	16.26
	24,777	64.0%	44.3%	$15.73

		Shop Tenants(2)
Year	GLA	Percent of GLA	Percent of Total ABR(3)	ABR
MTM(4)	348	0.9%	1.3%	$34.14
2021	1,785	4.6%	6.8%	33.37
2022	2,266	5.9%	8.6%	33.34
2023	2,044	5.3%	8.0%	34.51
2024	1,836	4.7%	7.1%	34.26
2025	1,784	4.6%	7.3%	36.02
2026	1,024	2.6%	4.3%	36.61
2027	662	1.7%	2.8%	37.89
2028	617	1.6%	2.9%	41.01
2029	505	1.3%	2.3%	40.07
2030	543	1.4%	2.4%	38.56
10 Year Total	13,414	34.7%	53.9%	$35.32
Thereafter	476	41.6%	1.9%	34.79
	13,889	35.0%	55.8%	$35.30

		All Tenants
Year	GLA	Percent of GLA	Percent of Total ABR(3)	ABR
MTM(4)	492	1.3%	1.6%	$27.80
2021	2,928	7.6%	8.4%	25.24
2022	5,296	13.7%	13.6%	22.66
2023	4,612	11.9%	12.7%	24.17
2024	5,227	13.5%	13.1%	22.09
2025	4,774	12.3%	12.7%	23.49
2026	3,412	8.8%	8.6%	22.19
2027	1,955	5.1%	5.4%	24.43
2028	2,216	5.7%	6.2%	24.62
2029	1,692	4.4%	4.0%	20.64
2030	1,767	4.6%	4.8%	23.68
10 Year Total	34,368	88.9%	91.1%	$23.32
Thereafter	4,298	11.1%	8.9%	18.31
	38,666	100%	100%	$22.76

Note: Reflects commenced leases only. Does not account for contractual rent steps and assumes that no tenants exercise renewal options.

(1)	Anchor tenants represent any tenant occupying at least 10,000 square feet.
(2)	Shop tenants represent any tenant occupying less than 10,000 square feet.
(3)	Total Annual Base Rent ("ABR") excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(4)	Month to month lease or in process of renewal.

Supplemental Information	22

Portfolio Summary Report By State

December 31, 2020

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	200 Potrero			CA	San Francisco-Oakland-Berkeley	31	31	100.0%				Gizmo Art Production, INC.	$13.77
	4S Commons Town Center	M	85%	CA	San Diego-Chula Vista-Carlsbad	245	245	95.5%			68	Ralphs, Jimbo's...Naturally!, Bed Bath & Beyond, Cost Plus World Market, CVS, Ace Hardware, Ulta	$33.24
	Amerige Heights Town Center			CA	Los Angeles-Long Beach-Anaheim	89	89	97.4%		143	58	Albertsons, (Target)	$29.48
	Balboa Mesa Shopping Center			CA	San Diego-Chula Vista-Carlsbad	207	207	98.7%			42	Von's, Kohl's, CVS	$26.91
	Bayhill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Berkeley	122	49	98.7%			32	Mollie Stone's Market, CVS	$26.55
	Blossom Valley	USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	93	19	100.0%			34	Safeway, CVS	$28.21
	Brea Marketplace	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	352	141	100.0%			25	Sprout's, Target, 24 Hour Fitness, Big 5 Sporting Goods, Childtime Childcare, Old Navy, Chef's Toys	$20.83
	Circle Center West			CA	Los Angeles-Long Beach-Anaheim	64	64	100.0%				Marshalls	$30.69
(2)	Circle Marina Center			CA	Los Angeles-Long Beach-Anaheim	118	118	93.3%				Staples, Big 5 Sporting Goods, Centinela Feed & Pet Supplies	$29.21
	Clayton Valley Shopping Center			CA	San Francisco-Oakland-Berkeley	260	260	92.1%			14	Grocery Outlet, Central, CVS, Dollar Tree, Ross Dress For Less	$23.26
	Corral Hollow	RC	25%	CA	Stockton	167	42	99.2%			66	Safeway, CVS	$17.63
(2)	Costa Verde Center			CA	San Diego-Chula Vista-Carlsbad	179	179	69.5%			40	Bristol Farms, Bookstar, The Boxing Club	$26.26
	Culver Center			CA	Los Angeles-Long Beach-Anaheim	217	217	87.7%			37	Ralphs, Best Buy, LA Fitness, Sit N' Sleep	$30.97
	Diablo Plaza			CA	San Francisco-Oakland-Berkeley	63	63	98.5%		53	53	(Safeway), (CVS), Beverages & More!	$41.43
	El Camino Shopping Center			CA	Los Angeles-Long Beach-Anaheim	136	136	97.6%			31	Bristol Farms, CVS	$37.25
	El Cerrito Plaza			CA	San Francisco-Oakland-Berkeley	256	256	92.1%		67	78	(Lucky's), Trader Joe's, (CVS), Bed Bath & Beyond, Barnes & Noble, Jo-Ann Fabrics, PETCO, Ross Dress For Less	$29.78
	El Norte Pkwy Plaza			CA	San Diego-Chula Vista-Carlsbad	91	91	97.0%			42	Von's, Children's Paradise, ACE Hardware	$21.90
	Encina Grande			CA	San Francisco-Oakland-Berkeley	106	106	99.1%			38	Whole Foods, Walgreens	$33.55
	Five Points Shopping Center	GRI	40%	CA	Santa Maria-Santa Barbara	145	58	97.0%			35	Smart & Final, CVS, Ross Dress for Less, Big 5 Sporting Goods, PETCO	$29.76
	French Valley Village Center			CA	Rvrside-San Bernardino-Ontario	99	99	100.0%			44	Stater Bros, CVS	$27.55
	Friars Mission Center			CA	San Diego-Chula Vista-Carlsbad	147	147	96.9%			55	Ralphs, CVS	$36.46
	Gateway 101			CA	San Francisco-Oakland-Berkeley	92	92	100.0%		212		(Home Depot), (Best Buy), Target, Nordstrom Rack	$34.95
	Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	100.0%			40	Gelson's Markets, John of Italy Salon & Spa	$29.74
	Golden Hills Plaza			CA	San Luis Obispo-Paso Robles	244	244	94.1%				Lowe's, Bed Bath & Beyond, TJ Maxx	$7.42
	Granada Village	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	226	91	85.7%			24	Sprout's Markets, Rite Aid, PETCO, Homegoods	$26.75
	Hasley Canyon Village	USAA	20%	CA	Los Angeles-Long Beach-Anaheim	66	13	97.5%			52	Ralphs	$26.87
	Heritage Plaza			CA	Los Angeles-Long Beach-Anaheim	230	230	93.2%			44	Ralphs, CVS, Daiso, Mitsuwa Marketplace	$40.86

Supplemental Information	23

Portfolio Summary Report By State

December 31, 2020

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Laguna Niguel Plaza	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	42	17	100.0%		39	39	(Albertsons), CVS	$29.36
	Marina Shores	C	20%	CA	Los Angeles-Long Beach-Anaheim	68	14	98.3%			26	Whole Foods, PETCO	$36.45
	Mariposa Shopping Center	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	94.0%			43	Safeway, CVS, Ross Dress for Less	$21.23
	Morningside Plaza			CA	Los Angeles-Long Beach-Anaheim	91	91	94.8%			43	Stater Bros.	$23.69
	Navajo Shopping Center	GRI	40%	CA	San Diego-Chula Vista-Carlsbad	102	41	92.2%			44	Albertsons, Rite Aid, O'Reilly Auto Parts	$14.21
	Newland Center			CA	Los Angeles-Long Beach-Anaheim	152	152	98.9%			58	Albertsons	$27.31
	Oak Shade Town Center			CA	Sacramento-Roseville-Folsom	104	104	99.3%			40	Safeway, Office Max, Rite Aid	$22.36
	Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	89.8%			44	Gelson's Markets, (Longs Drug)	$19.03
(2)	Parnassus Heights Medical	RLP	50%	CA	San Francisco-Oakland-Berkeley	146	73	92.4%				University of CA	$87.48
	Persimmon Place			CA	San Francisco-Oakland-Berkeley	153	153	96.1%			40	Whole Foods, Nordstrom Rack, Homegoods	$36.71
	Plaza Escuela			CA	San Francisco-Oakland-Berkeley	154	154	84.3%				The Container Store, Trufusion, Talbots, The Cheesecake Factory	$44.69
	Plaza Hermosa			CA	Los Angeles-Long Beach-Anaheim	95	95	100.0%			37	Von's, CVS	$27.66
	Pleasant Hill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Berkeley	227	91	100.0%				Target, Burlington, Ross Dress for Less, Homegoods	$24.13
(2)	Pleasanton Plaza			CA	San Francisco-Oakland-Berkeley	163	163	11.0%				Cost Plus World Market	$23.10
	Point Loma Plaza	GRI	40%	CA	San Diego-Chula Vista-Carlsbad	205	82	93.4%			50	Von's, Jo-Ann Fabrics, Marshalls, UFC Gym	$21.29
	Potrero Center			CA	San Francisco-Oakland-Berkeley	227	227	96.8%			60	Safeway, Decathlon Sport, 24 Hour Fitness, Ross Dress for Less, Petco, Party City	$32.98
	Powell Street Plaza			CA	San Francisco-Oakland-Berkeley	166	166	97.0%			10	Trader Joe's, Beverages & More!, Ross Dress For Less, Marshalls, Old Navy	$34.89
	Prairie City Crossing			CA	Sacramento-Roseville-Folsom	90	90	100.0%			55	Safeway	$21.30
	Raley's Supermarket	C	20%	CA	Sacramento-Roseville-Folsom	63	13	100.0%			63	Raley's	$14.00
	Ralphs Circle Center			CA	Los Angeles-Long Beach-Anaheim	60	60	100.0%			35	Ralphs	$18.91
	Rancho San Diego Village	GRI	40%	CA	San Diego-Chula Vista-Carlsbad	153	61	96.5%			40	Smart & Final, (Longs Drug), 24 Hour Fitness	$23.16
	Rona Plaza			CA	Los Angeles-Long Beach-Anaheim	52	52	97.7%			37	Superior Super Warehouse	$21.71
	San Carlos Marketplace			CA	San Francisco-Oakland-Berkeley	154	154	100.0%				TJ Maxx, Best Buy, PetSmart, Bassett Furniture	$36.27
	Scripps Ranch Marketplace			CA	San Diego-Chula Vista-Carlsbad	132	132	98.7%			57	Vons, CVS	$32.14
	San Leandro Plaza			CA	San Francisco-Oakland-Berkeley	50	50	100.0%		38	38	(Safeway), (CVS)	$37.22
	Seal Beach	C	20%	CA	Los Angeles-Long Beach-Anaheim	97	19	95.7%			48	Safeway, CVS	$26.45
(2)	Sequoia Station			CA	San Francisco-Oakland-Berkeley	103	103	86.9%		62	62	(Safeway), CVS, Barnes & Noble, Old Navy	$43.63
	Serramonte Center			CA	San Francisco-Oakland-Berkeley	1070	1070	88.0%				Macy's, Target, Dick's Sporting Goods, Dave & Buster's, Nordstrom Rack, Buy Buy Baby, Cost Plus World Market, DAISO, H&M, Old Navy, Party City, Ross, TJ Maxx, Uniqlo	$25.66

Supplemental Information	24

Portfolio Summary Report By State

December 31, 2020

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Shoppes at Homestead			CA	San Jose-Sunnyvale-Santa Clara	113	113	96.9%		53		(Orchard Supply Hardware), CVS, Crunch Fitness	$24.00
	Silverado Plaza	GRI	40%	CA	Napa	85	34	96.3%			32	Nob Hill, CVS	$21.61
	Snell & Branham Plaza	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	96.4%			53	Safeway	$20.39
	Talega Village Center			CA	Los Angeles-Long Beach-Anaheim	102	102	95.9%			46	Ralphs	$22.39
	Tassajara Crossing			CA	San Francisco-Oakland-Berkeley	146	146	97.6%			56	Safeway, CVS, Alamo Hardware	$23.79
	The Hub Hillcrest Market			CA	San Diego-Chula Vista-Carlsbad	149	149	96.8%			52	Ralphs, Trader Joe's	$40.74
	The Marketplace			CA	Sacramento-Roseville-Folsom	111	111	98.6%			35	Safeway,CVS, Petco	$26.51
(2)	The Pruneyard			CA	San Jose-Sunnyvale-Santa Clara	260	260	97.3%			13	Trader Joe's, The Sports Basement, Camera Cinemas, Marshalls	$39.76
	Town and Country Center	O	35%	CA	Los Angeles-Long Beach-Anaheim	230	81	37.5%			41	Whole Foods, CVS, Citibank	$48.94
	Tustin Legacy			CA	Los Angeles-Long Beach-Anaheim	112	112	97.9%			44	Stater Bros, CVS	$32.34
	Twin Oaks Shopping Center	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	98	39	99.1%			41	Ralphs, Rite Aid	$21.49
	Twin Peaks			CA	San Diego-Chula Vista-Carlsbad	208	208	98.0%			45	Target, Grocer	$21.79
	Valencia Crossroads			CA	Los Angeles-Long Beach-Anaheim	173	173	100.0%			35	Whole Foods, Kohl's	$28.18
	Village at La Floresta			CA	Los Angeles-Long Beach-Anaheim	87	87	100.0%			37	Whole Foods	$35.18
	Von's Circle Center			CA	Los Angeles-Long Beach-Anaheim	151	151	98.4%			45	Von's, Ross Dress for Less, Planet Fitness	$22.20
	West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	95.9%			25	Safeway, Rite Aid	$18.48
	Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	201	201	94.9%			72	Von's, Sprouts, (CVS)	$39.43
	Willows Shopping Center			CA	San Francisco-Oakland-Berkeley	249	249	67.8%				REI, UFC Gym, Old Navy, Ulta	$29.31
	Woodman Van Nuys			CA	Los Angeles-Long Beach-Anaheim	108	108	99.2%			78	El Super	$16.61
	Woodside Central			CA	San Francisco-Oakland-Berkeley	81	81	90.0%		113		(Target),Chuck E. Cheese, Marshalls	$25.62
	Ygnacio Plaza	GRI	40%	CA	San Francisco-Oakland-Berkeley	110	44	97.0%				Sports Basement,TJ Maxx	$37.72
				CA		11,413	9,504	91.9%	93.5%	780	2,670
	Applewood Shopping Ctr	GRI	40%	CO	Denver-Aurora-Lakewood	354	141	90.2%			71	King Soopers, Hobby Lobby, Applejack Liquors, PetSmart, Homegoods, Sierra Trading Post, Ulta	$14.98
	Alcove On Arapahoe	GRI	40%	CO	Boulder	159	64	80.9%			44	Safeway, Jo-Ann Fabrics, PETCO, HomeGoods	$18.37
	Belleview Square			CO	Denver-Aurora-Lakewood	117	117	98.8%			65	King Soopers	$20.49
	Boulevard Center			CO	Denver-Aurora-Lakewood	79	79	78.1%		53	53	(Safeway), One Hour Optical	$30.43
	Buckley Square			CO	Denver-Aurora-Lakewood	116	116	95.5%			62	King Soopers, Ace Hardware	$11.56
	Centerplace of Greeley III			CO	Greeley	119	119	100.0%				Hobby Lobby, Best Buy, TJ Maxx	$11.48
	Cherrywood Square Shop Ctr	GRI	40%	CO	Denver-Aurora-Lakewood	97	39	94.2%			72	King Soopers	$10.62
	Crossroads Commons	C	20%	CO	Boulder	143	29	91.2%			66	Whole Foods, Barnes & Noble	$29.36
	Crossroads Commons II	C	20%	CO	Boulder	19	4	93.4%				(Whole Foods), (Barnes & Noble)	$35.69
	Falcon Marketplace			CO	Colorado Springs	22	22	93.8%		184	50	(Wal-Mart)	$24.10
	Hilltop Village			CO	Denver-Aurora-Lakewood	100	100	97.8%			66	King Soopers	$11.45
	Littleton Square			CO	Denver-Aurora-Lakewood	99	99	98.5%			78	King Soopers	$11.25
	Lloyd King Center			CO	Denver-Aurora-Lakewood	83	83	93.3%			61	King Soopers	$11.76
	Marketplace at Briargate			CO	Colorado Springs	29	29	96.3%		66	66	(King Soopers)	$32.82

Supplemental Information	25

Portfolio Summary Report By State

December 31, 2020

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Monument Jackson Creek			CO	Colorado Springs	85	85	100.0%			70	King Soopers	$12.60
Ralston Square Shopping Center	GRI	40%	CO	Denver-Aurora-Lakewood	83	33	97.0%			55	King Soopers	$11.97
Shops at Quail Creek			CO	Denver-Aurora-Lakewood	38	38	96.3%		100	100	(King Soopers)	$26.84
Stroh Ranch			CO	Denver-Aurora-Lakewood	93	93	100.0%			70	King Soopers	$13.65
Woodmen Plaza			CO	Colorado Springs	116	116	91.8%			70	King Soopers	$13.06
			CO		1,951	1,407	93.2%	94.4%	403	1,119
22 Crescent Road			CT	Bridgeport-Stamford-Norwalk	4	4	100.0%				-	$60.00
91 Danbury Road			CT	Bridgeport-Stamford-Norwalk	5	5	100.0%				-	$27.94
Black Rock	M	80%	CT	Bridgeport-Stamford-Norwalk	98	98	89.4%				Old Navy, The Clubhouse	$30.70
Brick Walk	M	80%	CT	Bridgeport-Stamford-Norwalk	122	122	94.8%				-	$44.38
Brookside Plaza			CT	Hartford-E Hartford-Middletown	220	220	80.0%			60	ShopRite, Bed, Bath & Beyond, TJ Maxx, PetSmart, Staples, Burlington Coat Factory	$15.29
Compo Acres Shopping Center			CT	Bridgeport-Stamford-Norwalk	43	43	95.9%			12	Trader Joe's	$52.36
Copps Hill Plaza			CT	Bridgeport-Stamford-Norwalk	185	185	100.0%			59	Stop & Shop, Kohl's, Rite Aid	$13.70
Corbin's Corner	GRI	40%	CT	Hartford-E Hartford-Middletown	186	74	95.8%			10	Trader Joe's, Best Buy, Edge Fitness, Old Navy, The Tile Shop, Total Wine and More	$30.40
Danbury Green			CT	Bridgeport-Stamford-Norwalk	124	124	95.6%			12	Trader Joe's, Hilton Garden Inn, DSW, Staples, Rite Aid, Warehouse Wines & Liquors	$25.34
Darinor Plaza			CT	Bridgeport-Stamford-Norwalk	153	153	100.0%				Kohl's, Old Navy, Party City	$18.99
Fairfield Center	M	80%	CT	Bridgeport-Stamford-Norwalk	94	94	92.8%				Fairfield University Bookstore, Merril Lynch	$32.82
Post Road Plaza			CT	Bridgeport-Stamford-Norwalk	20	20	100.0%			11	Trader Joe's	$54.83
Southbury Green			CT	New Haven-Milford	156	156	84.6%			60	ShopRite, Homegoods	$22.84
Westport Row (fka The Village Center)			CT	Bridgeport-Stamford-Norwalk	90	90	74.9%			22	The Fresh Market	$42.71
Walmart Norwalk			CT	Bridgeport-Stamford-Norwalk	142	142	100.0%			112	WalMart, HomeGoods	$0.56
			CT		1,643	1,531	92.1%	91.9%	0	358
Shops at The Columbia	RC	25%	DC	Washington-Arlington-Alexandri	23	6	100.0%			12	Trader Joe's	$39.31
Spring Valley Shopping Center	GRI	40%	DC	Washington-Arlington-Alexandri	17	7	82.4%				-	$108.55
			DC		40	12	92.5%	90.5%	0	12
Pike Creek			DE	Philadelphia-Camden-Wilmington	232	232	94.6%			49	Acme Markets	$15.01
Shoppes of Graylyn	GRI	40%	DE	Philadelphia-Camden-Wilmington	64	26	89.7%				Rite Aid	$24.40
			DE		296	257	93.5%	94.1%	0	49
Alafaya Village			FL	Orlando-Kissimmee-Sanford	38	38	93.9%		58	58	(Lucky's)	$23.19
Anastasia Plaza			FL	Jacksonville	102	102	95.9%			49	Publix	$13.94
Atlantic Village			FL	Jacksonville	110	110	97.4%				LA Fitness, Pet Supplies Plus	$17.56
Aventura Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	97	97	97.5%			49	Publix, CVS	$37.14

Supplemental Information	26

Portfolio Summary Report By State

December 31, 2020

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Aventura Square			FL	Miami-Ft Lauderdale-PompanoBch	144	144	77.8%				Bed, Bath & Beyond, DSW, Jewelry Exchange, Old Navy	$38.77
(2)	Banco Popular Building			FL	Miami-Ft Lauderdale-PompanoBch	33	33	0.0%				-	$0.00
	Berkshire Commons			FL	Naples-Marco Island	110	110	97.9%			66	Publix, Walgreens	$14.74
	Bird 107 Plaza			FL	Miami-Ft Lauderdale-PompanoBch	40	40	92.9%				Walgreens	$21.44
	Bird Ludlam			FL	Miami-Ft Lauderdale-PompanoBch	192	192	96.8%			44	Winn-Dixie, CVS, Goodwill	$24.05
	Bloomingdale Square			FL	Tampa-St Petersburg-Clearwater	252	252	94.5%			48	Publix, Bealls, Dollar Tree, Home Centric, LA Fitness	$18.56
	Boca Village Square			FL	Miami-Ft Lauderdale-PompanoBch	92	92	94.2%			36	Publix, CVS	$22.54
	Boynton Lakes Plaza			FL	Miami-Ft Lauderdale-PompanoBch	110	110	97.9%			46	Publix, Citi Trends, Pet Supermarket	$16.69
	Boynton Plaza			FL	Miami-Ft Lauderdale-PompanoBch	105	105	97.2%			54	Publix, CVS	$21.45
	Brooklyn Station on Riverside			FL	Jacksonville	50	50	97.2%			20	The Fresh Market	$26.74
	Caligo Crossing			FL	Miami-Ft Lauderdale-PompanoBch	11	11	61.0%		98		(Kohl's)	$48.33
	Carriage Gate			FL	Tallahassee	73	73	95.9%			13	Trader Joe's, TJ Maxx	$23.81
	Cashmere Corners			FL	Port St. Lucie	86	86	80.0%			44	WalMart	$14.04
	Charlotte Square			FL	Punta Gorda	91	91	89.2%			44	WalMart, Buffet City	$10.92
	Chasewood Plaza			FL	Miami-Ft Lauderdale-PompanoBch	152	152	96.4%			54	Publix, Pet Smart	$26.61
	Concord Shopping Plaza			FL	Miami-Ft Lauderdale-PompanoBch	309	309	97.1%			78	Winn-Dixie, Home Depot, Big Lots, Dollar Tree, YouFit Health Club	$13.06
	Coral Reef Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	75	75	91.2%			25	Aldi, Walgreens	$32.80
	Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	91.5%			51	Publix	$14.28
	Country Walk Plaza			FL	Miami-Ft Lauderdale-PompanoBch	101	101	90.5%			40	Publix, CVS	$20.37
	Countryside Shops			FL	Miami-Ft Lauderdale-PompanoBch	193	193	70.4%			46	Publix, Ross Dress for Less	$24.21
	Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	(Publix), Target	$3.50
(2)	East San Marco			FL	Jacksonville	59	59	71.3%			39	Publix	$26.20
	Fleming Island			FL	Jacksonville	132	132	97.3%		130	48	Publix, (Target), PETCO, Planet Fitness	$16.92
	Fountain Square			FL	Miami-Ft Lauderdale-PompanoBch	177	177	89.1%		140	46	Publix,(Target), Ross Dress for Less, TJ Maxx, Ulta	$26.88
	Gardens Square			FL	Miami-Ft Lauderdale-PompanoBch	90	90	98.7%			42	Publix	$18.61
	Glengary Shoppes			FL	North Port-Sarasota-Bradenton	93	93	97.0%				Best Buy, Barnes & Noble	$19.55
	Shoppes of Grande Oak			FL	Cape Coral-Fort Myers	79	79	100.0%			54	Publix	$16.78
	Greenwood Shopping Centre			FL	Miami-Ft Lauderdale-PompanoBch	133	133	93.2%			50	Publix, Beall's	$15.99
	Hammocks Town Center			FL	Miami-Ft Lauderdale-PompanoBch	187	187	97.5%		86	40	Publix, Metro-Dade Public Library, (Kendall Ice Arena), YouFit Health Club, Goodwill, CVS	$17.53
	Hibernia Pavilion			FL	Jacksonville	51	51	92.0%			39	Publix	$16.33
	Homestead McDonald's			FL	Miami-Ft Lauderdale-PompanoBch	4	4	100.0%				-	$27.74
	John's Creek Center	C	20%	FL	Jacksonville	75	15	100.0%			45	Publix	$16.03
	Julington Village	C	20%	FL	Jacksonville	82	16	100.0%			51	Publix, (CVS)	$16.73
	Kirkman Shoppes			FL	Orlando-Kissimmee-Sanford	115	115	93.8%				LA Fitness, Walgreens	$23.85

Supplemental Information	27

Portfolio Summary Report By State

December 31, 2020

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Lake Mary Centre			FL	Orlando-Kissimmee-Sanford	360	360	94.3%			25	The Fresh Market, Academy Sports, Hobby Lobby, LA Fitness, Ross Dress for Less, Office Depot	$16.72
	Lantana Outparcels			FL	Miami-Ft Lauderdale-PompanoBch	11	11	58.3%				-	$22.22
	Mandarin Landing			FL	Jacksonville	140	140	89.1%			50	Whole Foods, Office Depot, Aveda Institute	$18.15
	Millhopper Shopping Center			FL	Gainesville	83	83	100.0%			46	Publix	$18.11
	Naples Walk			FL	Naples-Marco Island	125	125	96.8%			51	Publix	$17.86
	Newberry Square			FL	Gainesville	181	181	92.4%			40	Publix, Floor & Décor, Dollar Tree	$9.38
	Nocatee Town Center			FL	Jacksonville	112	112	97.7%			54	Publix	$20.88
	Northgate Square			FL	Tampa-St Petersburg-Clearwater	75	75	93.5%			48	Publix	$14.77
	Oakleaf Commons			FL	Jacksonville	74	74	96.2%			46	Publix	$15.61
	Ocala Corners			FL	Tallahassee	87	87	95.9%			61	Publix	$15.12
	Old St Augustine Plaza			FL	Jacksonville	248	248	100.0%			52	Publix, Burlington Coat Factory, Hobby Lobby, LA Fitness, Ross Dress for Less	$11.01
	Pablo Plaza			FL	Jacksonville	161	161	96.6%			34	Whole Foods, Office Depot, Marshalls, HomeGoods, PetSmart	$17.14
	Pavillion			FL	Naples-Marco Island	168	168	96.2%				LA Fitness, Paragon Theaters, J. Lee Salon Suites	$21.84
	Pine Island			FL	Miami-Ft Lauderdale-PompanoBch	255	255	97.5%			40	Publix, Burlington Coat Factory, Beall's Outlet, YouFit Health Club	$14.63
	Pine Ridge Square			FL	Miami-Ft Lauderdale-PompanoBch	118	118	97.0%			17	The Fresh Market, Bed, Bath & Beyond, Marshalls, Ulta	$18.33
	Pine Tree Plaza			FL	Jacksonville	63	63	98.4%			38	Publix	$14.77
(2)	Pinecrest Place			FL	Miami-Ft Lauderdale-PompanoBch	70	70	94.3%		173	47	Whole Foods, (Target)	$39.99
	Plaza Venezia	C	20%	FL	Orlando-Kissimmee-Sanford	202	40	98.9%			51	Publix, Eddie V's	$27.53
	Point Royale Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	202	202	92.4%			45	Winn-Dixie, Burlington Coat Factory, Pasteur Medical Center, Planet Fitness	$15.97
	Prosperity Centre			FL	Miami-Ft Lauderdale-PompanoBch	124	124	95.1%				Bed, Bath & Beyond, Office Depot, TJ Maxx, CVS	$22.46
	Regency Square			FL	Tampa-St Petersburg-Clearwater	352	352	92.7%		66		AMC Theater, (Best Buy), (Macdill), Dollar Tree, Five Below, Marshall's, Michael's, PETCO, Shoe Carnival, Staples, TJ Maxx, Ulta, Old Navy	$19.18
	Ryanwood Square			FL	Sebastian-Vero Beach	115	115	90.5%			40	Publix, Beall's, Harbor Freight Tools	$11.63
	Salerno Village			FL	Port St. Lucie	5	5	100.0%				-	$16.53
	Sawgrass Promenade			FL	Miami-Ft Lauderdale-PompanoBch	107	107	88.5%			36	Publix, Walgreens, Dollar Tree	$12.28
	Seminole Shoppes	O	50%	FL	Jacksonville	87	44	97.4%			54	Publix	$22.52
	Sheridan Plaza			FL	Miami-Ft Lauderdale-PompanoBch	507	507	93.8%			66	Publix, Kohl's, LA Fitness, Office Depot, Ross Dress for Less, Pet Supplies Plus, Wellmax	$19.07
	Shoppes @ 104			FL	Miami-Ft Lauderdale-PompanoBch	112	112	92.8%			46	Winn-Dixie, CVS	$19.54
	Shoppes at Bartram Park	O	50%	FL	Jacksonville	135	67	95.4%		97	45	Publix, (Kohl's), (Tutor Time)	$20.77

Supplemental Information	28

Portfolio Summary Report By State

December 31, 2020

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Shoppes at Lago Mar			FL	Miami-Ft Lauderdale-PompanoBch	83	83	90.8%			42	Publix, YouFit Health Club	$15.29
	Shoppes at Sunlake Centre			FL	Tampa-St Petersburg-Clearwater	111	111	98.7%			46	Publix	$21.86
	Shoppes of Jonathan's Landing			FL	Miami-Ft Lauderdale-PompanoBch	27	27	100.0%		54	54	(Publix)	$26.07
	Shoppes of Oakbrook			FL	Miami-Ft Lauderdale-PompanoBch	200	200	63.8%			44	Publix, Tuesday Morning, Duffy's Sports Bar, CVS	$17.17
	Shoppes of Pebblebrook Plaza	O	50%	FL	Naples-Marco Island	77	38	100.0%			61	Publix, (Walgreens)	$15.69
	Shoppes of Silver Lakes			FL	Miami-Ft Lauderdale-PompanoBch	127	127	92.5%			48	Publix, Goodwill	$19.79
	Shoppes of Sunset			FL	Miami-Ft Lauderdale-PompanoBch	22	22	94.8%				-	$25.78
	Shoppes of Sunset II			FL	Miami-Ft Lauderdale-PompanoBch	28	28	67.5%				-	$22.92
	Shops at John's Creek			FL	Jacksonville	15	15	100.0%				-	$24.79
	Shops at Skylake			FL	Miami-Ft Lauderdale-PompanoBch	287	287	91.5%			51	Publix, LA Fitness, TJ Maxx, Goodwill	$24.03
	South Beach Regional			FL	Jacksonville	308	308	85.8%			13	Trader Joe's, Home Depot, Ross Dress for Less, Bed Bath & Beyond, Staples	$16.56
	South Point			FL	Sebastian-Vero Beach	65	65	97.8%			45	Publix	$17.07
	Starke			FL	Jacksonville	13	13	100.0%				CVS	$27.05
	Suncoast Crossing			FL	Tampa-St Petersburg-Clearwater	118	118	95.2%		143		Kohl's, (Target)	$6.76
	Tamarac Town Square			FL	Miami-Ft Lauderdale-PompanoBch	125	125	72.3%			38	Publix, Dollar Tree	$12.79
	The Grove	NYC	30%	FL	Orlando-Kissimmee-Sanford	152	46	95.4%			52	Publix, LA Fitness	$21.36
	The Plaza at St. Lucie West			FL	Port St. Lucie	27	27	93.6%				-	$23.78
(2)	The Village at Hunter's Lake			FL	Tampa-St Petersburg-Clearwater	72	72	100.0%			29	Sprouts	$27.43
	Town and Country			FL	Orlando-Kissimmee-Sanford	78	78	97.9%				Ross Dress for Less	$10.85
	Town Square			FL	Tampa-St Petersburg-Clearwater	44	44	76.9%				PETCO	$35.19
	Treasure Coast Plaza			FL	Sebastian-Vero Beach	134	134	94.6%			59	Publix, TJ Maxx	$16.97
	Unigold Shopping Center			FL	Orlando-Kissimmee-Sanford	115	115	91.5%			31	Lucky's, YouFit Health Club, Ross Dress for Less	$15.34
	University Commons			FL	Miami-Ft Lauderdale-PompanoBch	180	180	100.0%			51	Whole Foods, Nordstrom Rack, Barnes & Noble, Bed Bath & Beyond	$32.49
	Veranda Shoppes	NYC	30%	FL	Miami-Ft Lauderdale-PompanoBch	45	13	97.3%			29	Publix	$27.11
	Village Center			FL	Tampa-St Petersburg-Clearwater	187	187	80.2%			50	Publix, Walgreens	$23.83
	Waterstone Plaza			FL	Miami-Ft Lauderdale-PompanoBch	61	61	100.0%			46	Publix	$17.19
	Welleby Plaza			FL	Miami-Ft Lauderdale-PompanoBch	110	110	90.5%			47	Publix, Dollar Tree	$13.67
	Wellington Town Square			FL	Miami-Ft Lauderdale-PompanoBch	112	112	97.2%			45	Publix, CVS	$31.11
	West Bird Plaza			FL	Miami-Ft Lauderdale-PompanoBch	99	99	98.5%			38	-	$24.77
	West Lake Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	101	101	95.4%			46	Winn-Dixie, CVS	$19.30
	Westchase			FL	Tampa-St Petersburg-Clearwater	79	79	100.0%			51	Publix	$17.01
	Westport Plaza			FL	Miami-Ft Lauderdale-PompanoBch	47	47	100.0%			28	Publix	$20.54
	Willa Springs	USAA	20%	FL	Orlando-Kissimmee-Sanford	90	18	95.7%			44	Publix	$21.60
				FL		11,678	11,031	92.8%	92.9%	1,107	3,503
	Ashford Place			GA	Atlanta-SandySprings-Alpharett	53	53	96.7%				Harbor Freight Tools	$22.45
	Briarcliff La Vista			GA	Atlanta-SandySprings-Alpharett	43	43	100.0%				Michael's	$21.98

Supplemental Information	29

Portfolio Summary Report By State

December 31, 2020

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Briarcliff Village			GA	Atlanta-SandySprings-Alpharett	189	189	98.4%			43	Publix, Party City, Shoe Carnival, TJ Maxx, Burlington	$16.82
	Bridgemill Market			GA	Atlanta-SandySprings-Alpharett	89	89	84.7%			38	Publix	$17.12
	Brighten Park			GA	Atlanta-SandySprings-Alpharett	137	137	86.7%			25	Lidl, Dance 101	$28.00
	Buckhead Court			GA	Atlanta-SandySprings-Alpharett	49	49	100.0%				-	$28.56
	Buckhead Station			GA	Atlanta-SandySprings-Alpharett	234	234	100.0%				Nordstrom Rack, TJ Maxx, Bed Bath & Beyond, Saks Off Fifth, DSW, Cost Plus World Market, Old Navy, Ulta	$24.43
	Cambridge Square			GA	Atlanta-SandySprings-Alpharett	71	71	42.8%			41	-	$24.24
	Chastain Square			GA	Atlanta-SandySprings-Alpharett	92	92	98.4%			37	Publix	$22.63
	Cornerstone Square			GA	Atlanta-SandySprings-Alpharett	80	80	100.0%			18	Aldi, CVS, HealthMarkets Insurance, Diazo Specialty Blueprint	$17.77
	Sope Creek Crossing			GA	Atlanta-SandySprings-Alpharett	99	99	95.5%			45	Publix	$16.32
	Dunwoody Hall	USAA	20%	GA	Atlanta-SandySprings-Alpharett	86	17	93.8%			44	Publix	$20.31
	Dunwoody Village			GA	Atlanta-SandySprings-Alpharett	121	121	92.3%			18	The Fresh Market, Walgreens, Dunwoody Prep	$20.16
	Howell Mill Village			GA	Atlanta-SandySprings-Alpharett	92	92	98.5%			31	Publix, Walgreens	$24.01
	Paces Ferry Plaza			GA	Atlanta-SandySprings-Alpharett	82	82	99.9%			30	Whole Foods	$38.69
	Piedmont Peachtree Crossing			GA	Atlanta-SandySprings-Alpharett	152	152	80.5%			56	Kroger, Binders Art Supplies & Frames	$20.48
	Powers Ferry Square			GA	Atlanta-SandySprings-Alpharett	101	101	100.0%				HomeGoods, PETCO	$32.24
	Powers Ferry Village			GA	Atlanta-SandySprings-Alpharett	79	79	87.3%			48	Publix, The Juice Box	$10.17
	Russell Ridge			GA	Atlanta-SandySprings-Alpharett	101	101	93.3%			63	Kroger	$12.90
	Sandy Springs			GA	Atlanta-SandySprings-Alpharett	116	116	90.8%			12	Trader Joe's, Fox's, Peter Glenn Ski & Sports	$23.41
	The Shops at Hampton Oaks			GA	Atlanta-SandySprings-Alpharett	21	21	30.1%				(CVS)	$11.07
	Williamsburg at Dunwoody			GA	Atlanta-SandySprings-Alpharett	45	45	79.6%				-	$26.77
				GA		2,133	2,065	91.5%	91.5%	0	551
	Civic Center Plaza	GRI	40%	IL	Chicago-Naperville-Elgin	265	106	96.1%			87	Super H Mart, Home Depot, O'Reilly Automotive, King Spa	$11.29
	Clybourn Commons			IL	Chicago-Naperville-Elgin	32	32	78.3%				PETCO	$36.82
	Glen Oak Plaza			IL	Chicago-Naperville-Elgin	63	63	89.2%			12	Trader Joe's, Walgreens, Northshore University Healthsystems	$24.99
	Hinsdale			IL	Chicago-Naperville-Elgin	185	185	92.1%			57	Whole Foods, Goodwill, Charter Fitness, Petco	$15.72
(2)	Mellody Farm			IL	Chicago-Naperville-Elgin	259	259	97.3%			45	Whole Foods, Nordstrom Rack, REI, HomeGoods, Barnes & Noble, West Elm	$28.51
	Riverside Sq & River's Edge	GRI	40%	IL	Chicago-Naperville-Elgin	169	68	97.5%			74	Mariano's Fresh Market, Dollar Tree, Party City, Blink Fitness	$17.39
	Roscoe Square	GRI	40%	IL	Chicago-Naperville-Elgin	140	56	100.0%			51	Mariano's Fresh Market, Ashley Furniture, Walgreens	$21.83
	Westchester Commons			IL	Chicago-Naperville-Elgin	139	139	92.4%			80	Mariano's Fresh Market, Goodwill	$18.34

Supplemental Information	30

Portfolio Summary Report By State

December 31, 2020

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Willow Festival			IL	Chicago-Naperville-Elgin	404	404	96.9%			60	Whole Foods, Lowe's, CVS, HomeGoods, REI, Best Buy, Ulta	$17.99
			IL		1,655	1,311	95.6%	95.1%	0	467
Shops on Main	M	94%	IN	Chicago-Naperville-Elgin	279	279	95.8%			40	Whole Foods, Dick's Sporting Goods, Ross Dress for Less, HomeGoods, DSW, Nordstrom Rack, Marshalls	$15.85
Willow Lake Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	86	34	62.0%		64	64	(Kroger)	$17.59
Willow Lake West Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	53	21	78.5%			12	Trader Joe's	$26.99
			IN		418	335	86.7%	91.2%	64	116
Fellsway Plaza	M	75%	MA	Boston-Cambridge-Newton	158	158	84.2%			61	Stop & Shop, Planet Fitness	$25.07
Northborough Crossing	NYC	30%	MA	Worcester	646	194	96.6%			139	Wegmans, BJ's Wholesale Club, Kohl's,Dick's Sporting Goods, Pottery Barn Outlet, TJ Maxx, Michael's, PetSmart, Homegoods, Old Navy, Homesense	$13.36
Shaw's at Plymouth			MA	Boston-Cambridge-Newton	60	60	100.0%			60	Shaw's	$17.58
Shops at Saugus			MA	Boston-Cambridge-Newton	87	87	90.8%			11	Trader Joe's, La-Z-Boy, PetSmart	$29.81
Star's at Cambridge			MA	Boston-Cambridge-Newton	66	66	100.0%			66	Star Market	$37.44
Star's at Quincy			MA	Boston-Cambridge-Newton	101	101	100.0%			101	Star Market	$21.48
Star's at West Roxbury			MA	Boston-Cambridge-Newton	76	76	100.0%			55	Shaw's	$25.10
The Abbot			MA	Boston-Cambridge-Newton	65	65	22.7%				-	$0.00
Twin City Plaza			MA	Boston-Cambridge-Newton	285	285	100.0%			63	Shaw's, Marshall's, Extra Space Storage, Walgreens, K&G Fashion, Dollar Tree, Everfitness, Formlabs	$21.30
			MA		1,544	1,092	93.2%	91.7%	0	556
Burnt Mills	C	20%	MD	Washington-Arlington-Alexandri	31	6	100.0%			9	Trader Joe's	$40.42
Cloppers Mill Village	GRI	40%	MD	Washington-Arlington-Alexandri	137	55	89.0%			70	Shoppers Food Warehouse, CVS, Dollar Tree	$17.80
Festival at Woodholme	GRI	40%	MD	Baltimore-Columbia-Towson	81	32	85.3%			10	Trader Joe's	$39.80
Firstfield Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandri	22	9	74.7%				-	$44.05
Parkville Shopping Center	GRI	40%	MD	Baltimore-Columbia-Towson	165	66	96.0%			41	Giant, Parkville Lanes, Dollar Tree, Petco, The Cellar Parkville	$16.25
Southside Marketplace	GRI	40%	MD	Baltimore-Columbia-Towson	125	50	95.5%			44	Shoppers Food Warehouse	$21.82
Takoma Park	GRI	40%	MD	Washington-Arlington-Alexandri	104	42	100.0%			64	Lidl	$13.94
Valley Centre	GRI	40%	MD	Baltimore-Columbia-Towson	220	88	81.5%			18	Aldi,TJ Maxx, Ross Dress for Less, PetSmart, Michael's	$16.93
Village at Lee Airpark			MD	Baltimore-Columbia-Towson	121	121	93.6%		75	63	Giant, (Sunrise)	$29.21
Watkins Park Plaza	GRI	40%	MD	Washington-Arlington-Alexandri	111	45	100.0%				LA Fitness, CVS	$27.45
Westbard Square			MD	Washington-Arlington-Alexandri	213	213	86.6%			55	Giant, Citgo, Bowlmor AMF	$31.35
Woodmoor Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandri	69	28	98.4%				CVS	$34.08
			MD		1,400	754	91.2%	90.6%	75	374
Fenton Marketplace			MI	Flint	97	97	100.0%				Family Farm & Home, Michael's	$8.64

Supplemental Information	31

Portfolio Summary Report By State

December 31, 2020

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
				MI		97	97	100.0%	100.0%	0	0
	Apple Valley Square	RC	25%	MN	Minneapol-St. Paul-Bloomington	176	44	100.0%		87		Jo-Ann Fabrics, Experience Fitness, (Burlington Coat Factory), (Aldi), Savers, PETCO	$16.12
	Cedar Commons (fka Calhoun Commons)	RC	25%	MN	Minneapol-St. Paul-Bloomington	66	17	97.6%			50	Whole Foods	$27.84
	Colonial Square	GRI	40%	MN	Minneapol-St. Paul-Bloomington	93	37	100.0%			44	Lund's	$25.43
	Rockford Road Plaza	GRI	40%	MN	Minneapol-St. Paul-Bloomington	204	82	99.3%				Kohl's, PetSmart, HomeGoods, TJ Maxx	$13.49
	Rockridge Center	C	20%	MN	Minneapol-St. Paul-Bloomington	125	25	92.0%			89	CUB Foods	$13.53
				MN		665	205	98.0%	98.5%	87	183
	Brentwood Plaza			MO	St. Louis	60	60	100.0%			52	Schnucks	$11.29
	Bridgeton			MO	St. Louis	71	71	100.0%		130	63	Schnucks, (Home Depot)	$12.26
	Dardenne Crossing			MO	St. Louis	67	67	100.0%			63	Schnucks	$11.05
	Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	136	Walmart, (Target), (Lowe's), TJ Maxx, HomeGoods, Famous Footwear	$10.05
				MO		408	408	100.0%	100.0%	388	314
	Carmel Commons			NC	Charlotte-Concord-Gastonia	135	135	79.1%			14	The Fresh Market, Chuck E. Cheese, Party City	$23.96
	Cochran Commons	C	20%	NC	Charlotte-Concord-Gastonia	66	13	100.0%			42	Harris Teeter, (Walgreens)	$16.99
	Market at Colonnade Center			NC	Raleigh-Cary	58	58	100.0%			40	Whole Foods	$27.82
	Glenwood Village			NC	Raleigh-Cary	43	43	100.0%			28	Harris Teeter	$16.63
	Harris Crossing			NC	Raleigh-Cary	65	65	100.0%			53	Harris Teeter	$9.50
	Holly Park			NC	Raleigh-Cary	160	160	100.0%			12	DSW, Trader Joe's, Ross Dress For Less, Staples, US Fitness Products, Jerry's Artarama, Pet Supplies Plus, Ulta	$17.92
	Lake Pine Plaza			NC	Raleigh-Cary	88	88	100.0%			58	Harris Teeter	$13.43
(2)	Midtown East	O	50%	NC	Raleigh-Cary	159	79	98.2%			120	Wegmans	$23.64
	Providence Commons	RC	25%	NC	Charlotte-Concord-Gastonia	74	19	100.0%			50	Harris Teeter	$19.09
	Ridgewood Shopping Center	C	20%	NC	Raleigh-Cary	93	19	86.3%			30	Whole Foods, Walgreens	$18.82
	Shops at Erwin Mill	M	55%	NC	Durham-Chapel Hill	91	91	94.7%			53	Harris Teeter	$18.56
	Shoppes of Kildaire	GRI	40%	NC	Raleigh-Cary	145	58	97.8%			46	Trader Joe's, Aldi, Fitness Connection, Staples	$18.91
	Southpoint Crossing			NC	Durham-Chapel Hill	103	103	98.4%			59	Harris Teeter	$16.47
	Sutton Square	C	20%	NC	Raleigh-Cary	101	20	86.8%			24	The Fresh Market	$20.51
	Village District (fka Cameron Village)	C	30%	NC	Raleigh-Cary	558	167	90.2%			87	Harris Teeter, The Fresh Market, Wake Public Library, Walgreens, Talbots, Great Outdoor Provision Co., York Properties,The Cheshire Cat Gallery, Crunch Fitness Select Club, Bailey's Fine Jewelry, Sephora	$25.06
	Village Plaza	C	20%	NC	Durham-Chapel Hill	74	15	100.0%			42	Whole Foods, Community Worx	$22.07
	Willow Oaks			NC	Charlotte-Concord-Gastonia	65	65	97.9%			49	Publix	$17.32

Supplemental Information	32

Portfolio Summary Report By State

December 31, 2020

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Woodcroft Shopping Center			NC	Durham-Chapel Hill	90	90	100.0%			41	Food Lion, ACE Hardware	$13.87
			NC		2,167	1,288	94.3%	95.3%	0	848
Chimney Rock			NJ	New York-Newark-Jersey City	218	218	99.3%			50	Whole Foods, Nordstrom Rack, Saks Off 5th, The Container Store, Cost Plus World Market, Ulta	$36.78
District at Metuchen	C	20%	NJ	New York-Newark-Jersey City	67	13	100.0%			44	Whole Foods	$29.76
Haddon Commons	GRI	40%	NJ	Philadelphia-Camden-Wilmington	54	22	100.0%			34	Acme Markets	$15.06
Plaza Square	GRI	40%	NJ	New York-Newark-Jersey City	104	42	85.9%			60	Shop Rite	$21.73
Riverfront Plaza	NYC	30%	NJ	New York-Newark-Jersey City	129	39	91.7%			70	ShopRite	$26.82
			NJ		572	333	95.3%	96.8%	0	258
101 7th Avenue			NY	New York-Newark-Jersey City	57	57	0.0%				-	$0.00
1175 Third Avenue			NY	New York-Newark-Jersey City	25	25	100.0%			25	The Food Emporium	$116.62
1225-1239 Second Ave			NY	New York-Newark-Jersey City	18	18	100.0%				CVS	$125.79
90 - 30 Metropolitan Avenue			NY	New York-Newark-Jersey City	60	60	93.9%			11	Trader Joe's, Staples, Michaels	$34.27
Broadway Plaza			NY	New York-Newark-Jersey City	147	147	91.8%			18	Aldi, Bob's Discount Furniture, TJ Maxx, Blink Fitness, Best Buy	$40.88
Clocktower Plaza Shopping Ctr			NY	New York-Newark-Jersey City	79	79	100.0%			63	Stop & Shop	$49.56
The Gallery at Westbury Plaza			NY	New York-Newark-Jersey City	312	312	98.0%			13	Trader Joe's, Nordstrom Rack, Saks Fifth Avenue, Bloomingdale's, The Container Store, HomeGoods, Old Navy, Gap Outlet, Bassett Home Furnishings, Famous Footwear	$48.75
Hewlett Crossing I & II			NY	New York-Newark-Jersey City	53	53	98.7%				Petco	$40.60
Rivertowns Square	0		NY	New York-Newark-Jersey City	116	116	58.4%			18	Ulta, The Learning Experience, Mom's Organic Market	$33.80
The Point at Garden City Park			NY	New York-Newark-Jersey City	105	105	97.4%			52	King Kullen	$28.96
Lake Grove Commons	GRI	40%	NY	New York-Newark-Jersey City	141	57	100.0%			48	Whole Foods, LA Fitness, PETCO	$35.24
Westbury Plaza			NY	New York-Newark-Jersey City	397	397	95.6%			110	WalMart, Costco, Marshalls, Total Wine and More, Olive Garden	$25.40
			NY		1,511	1,426	90.2%	89.6%	0	357
Cherry Grove			OH	Cincinnati	196	196	98.2%			66	Kroger, Shoe Carnival, TJ Maxx, Tuesday Morning	$11.99
East Pointe			OH	Columbus	109	109	94.3%			76	Kroger	$10.56
Hyde Park			OH	Cincinnati	401	401	96.6%			169	Kroger, Remke Markets, Walgreens, Jo-Ann Fabrics, Ace Hardware, Staples, Marshalls	$16.51
Kroger New Albany Center	M	50%	OH	Columbus	93	93	100.0%			65	Kroger	$13.10
Northgate Plaza (Maxtown Road)			OH	Columbus	114	114	100.0%		90	91	Kroger, (Home Depot)	$11.75
Red Bank Village			OH	Cincinnati	176	176	99.2%			152	WalMart	$7.47
Regency Commons			OH	Cincinnati	34	34	79.2%				-	$26.31
West Chester Plaza			OH	Cincinnati	88	88	100.0%			67	Kroger	$10.15
			OH		1,211	1,211	97.4%	97.4%	90	685

Supplemental Information	33

Portfolio Summary Report By State

December 31, 2020

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Corvallis Market Center			OR	Corvallis	85	85	90.9%			12	Trader Joe's, TJ Maxx, Michael's	$21.75
	Greenway Town Center	GRI	40%	OR	Portland-Vancouver-Hillsboro	93	37	100.0%			38	Whole Foods, Rite Aid, Dollar Tree	$16.05
	Murrayhill Marketplace			OR	Portland-Vancouver-Hillsboro	150	150	88.7%			41	Safeway, Planet Fitness	$19.89
	Northgate Marketplace			OR	Medford	81	81	91.6%			13	Trader Joe's, REI, PETCO	$22.80
	Northgate Marketplace Ph II			OR	Medford	177	177	97.4%				Dick's Sporting Goods, Homegoods, Marshalls	$17.10
	Sherwood Crossroads			OR	Portland-Vancouver-Hillsboro	88	88	100.0%			55	Safeway	$12.02
	Tanasbourne Market			OR	Portland-Vancouver-Hillsboro	71	71	100.0%			57	Whole Foods	$30.18
	Walker Center			OR	Portland-Vancouver-Hillsboro	90	90	98.4%				Bed Bath & Beyond	$21.88
				OR		835	779	95.5%	95.2%	0	215
	Allen Street Shopping Ctr	GRI	40%	PA	Allentown-Bethlehem-Easton	46	18	100.0%			22	Ahart's Market	$16.08
	City Avenue Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	162	65	80.4%				Ross Dress for Less, TJ Maxx, Dollar Tree	$19.32
	Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	221	221	95.9%			11	Trader Joe's, Staples, TJ Maxx, Jo-Ann Fabrics	$32.63
	Hershey			PA	Harrisburg-Carlisle	6	6	100.0%				-	$30.00
	Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	90	90	100.0%		244	111	(Wegmans), (Target), Burlington Coat Factory, PETCO	$26.41
	Mercer Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	94.7%			51	Weis Markets	$24.37
	Newtown Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	143	57	85.6%			56	Acme Markets, Michael's	$18.73
	Stefko Boulevard Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	134	54	94.1%			73	Valley Farm Market, Dollar Tree, Retro Fitness	$10.63
	Warwick Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	93	37	44.3%			51	-	$28.33
				PA		987	585	87.2%	90.4%	244	375
(2)	Indigo Square			SC	Charleston-North Charleston	51	51	98.4%			22	Publix	$29.20
	Merchants Village	GRI	40%	SC	Charleston-North Charleston	80	32	98.5%			38	Publix	$17.10
				SC		131	83	98.4%	98.4%	0	59
	Harpeth Village Fieldstone			TN	Nashvil-Davdsn-Murfree-Frankln	70	70	100.0%			55	Publix	$15.88
	Northlake Village			TN	Nashvil-Davdsn-Murfree-Frankln	138	138	87.7%			75	Kroger	$14.05
	Peartree Village			TN	Nashvil-Davdsn-Murfree-Frankln	110	110	100.0%			84	Kroger, PETCO	$19.96
				TN		318	318	94.6%	94.6%	0	214
	Alden Bridge	USAA	20%	TX	Houston-Woodlands-Sugar Land	139	28	98.0%			68	Kroger, Walgreens	$20.91
	Bethany Park Place	USAA	20%	TX	Dallas-Fort Worth-Arlington	99	20	96.6%			83	Kroger	$11.66
	CityLine Market			TX	Dallas-Fort Worth-Arlington	81	81	95.0%			40	Whole Foods	$27.65
	CityLine Market Phase II			TX	Dallas-Fort Worth-Arlington	22	22	93.8%				CVS	$26.64
	Cochran's Crossing			TX	Houston-Woodlands-Sugar Land	138	138	90.8%			63	Kroger, CVS	$19.00
(2)	Eastfield at Baybrook	O	50%	TX	Houston-Woodlands-Sugar Land	106	53	100.0%			106	H.E.B	$3.16
	Hancock			TX	Austin-Round Rock-Georgetown	410	410	55.3%			90	H.E.B, Twin Liquors, PETCO, 24 Hour Fitness, Firestone Complete Auto Care	$20.75
	Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	28	28	84.6%		81	81	(Kroger)	$28.81

Supplemental Information	34

Portfolio Summary Report By State

December 31, 2020

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%				-	$47.73
	Indian Springs Center			TX	Houston-Woodlands-Sugar Land	137	137	96.7%			79	H.E.B.	$24.67
	Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	94.2%			64	Tom Thumb	$16.31
	Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	78.8%		63	63	(Wal-Mart)	$28.21
	Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	98.9%			64	Tom Thumb	$21.34
	Market at Round Rock			TX	Austin-Round Rock-Georgetown	123	123	95.6%			30	Sprout's Markets, Office Depot, Tuesday Morning	$18.52
	Market at Springwoods Village	M	53%	TX	Houston-Woodlands-Sugar Land	167	167	95.1%			100	Kroger	$16.55
	Mockingbird Commons			TX	Dallas-Fort Worth-Arlington	120	120	89.2%			49	Tom Thumb, Ogle School of Hair Design	$18.37
	North Hills			TX	Austin-Round Rock-Georgetown	145	145	94.2%			60	H.E.B.	$22.37
	Panther Creek			TX	Houston-Woodlands-Sugar Land	166	166	96.1%			66	CVS, The Woodlands Childrens Museum, Fitness Project	$22.65
	Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	100.0%			64	Kroger	$15.03
(2)	Preston Oaks			TX	Dallas-Fort Worth-Arlington	101	101	77.0%			30	H.E.B., Central Market, Talbots	$27.71
	Shiloh Springs	USAA	20%	TX	Dallas-Fort Worth-Arlington	110	22	87.3%			61	Kroger	$14.24
	Shops at Mira Vista			TX	Austin-Round Rock-Georgetown	68	68	100.0%			15	Trader Joe's, Champions Westlake Gymnastics & Cheer	$23.80
	Southpark at Cinco Ranch			TX	Houston-Woodlands-Sugar Land	265	265	97.6%			101	Kroger, Academy Sports, PETCO, Spec's Liquor and Finer Foods	$13.46
	Sterling Ridge			TX	Houston-Woodlands-Sugar Land	129	129	95.5%			63	Kroger,CVS	$21.01
	Sweetwater Plaza	C	20%	TX	Houston-Woodlands-Sugar Land	134	27	94.6%			65	Kroger, Walgreens	$17.79
	Tech Ridge Center			TX	Austin-Round Rock-Georgetown	215	215	89.0%			84	H.E.B., Pinstack	$23.22
(2)	The Village at Riverstone			TX	Houston-Woodlands-Sugar Land	165	165	96.1%			100	Kroger	$16.78
	Weslayan Plaza East	GRI	40%	TX	Houston-Woodlands-Sugar Land	169	68	99.1%				Berings, Ross Dress for Less, Michaels, The Next Level Fitness, Spec's Liquor, Bike Barn	$20.44
	Weslayan Plaza West	GRI	40%	TX	Houston-Woodlands-Sugar Land	186	74	95.5%			52	Randalls Food, Walgreens, PETCO, Jo-Ann's, Tuesday Morning, Homegoods	$19.97
	Westwood Village			TX	Houston-Woodlands-Sugar Land	187	187	97.1%		127		(Target), Fitness Project, PetSmart, Office Max, Ross Dress For Less, TJ Maxx	$20.06
	Woodway Collection	GRI	40%	TX	Houston-Woodlands-Sugar Land	97	39	97.3%			45	Whole Foods	$30.07
				TX		4,086	3,376	90.6%	89.8%	271	1,788
	Ashburn Farm Village Center	GRI	40%	VA	Washington-Arlington-Alexandri	92	37	100.0%			27	Patel Brothers, The Shop Gym	$16.34
	Belmont Chase			VA	Washington-Arlington-Alexandri	91	91	100.0%			40	Whole Foods, Cooper's Hawk Winery	$32.60
	Braemar Village Center	RC	25%	VA	Washington-Arlington-Alexandri	104	26	98.1%			58	Safeway	$23.18
(2)	Carytown Exchange	M	47%	VA	Richmond	116	116	54.6%			38	Publix, CVS	$21.02
	Centre Ridge Marketplace	GRI	40%	VA	Washington-Arlington-Alexandri	107	43	98.9%			55	United States Coast Guard Ex	$19.68
	Point 50			VA	Washington-Arlington-Alexandri	48	48	96.3%			30	Whole Foods	$29.21
	Festival at Manchester Lakes	GRI	40%	VA	Washington-Arlington-Alexandri	169	67	79.9%			65	Grocer, Homesense	$28.42

Supplemental Information	35

Portfolio Summary Report By State

December 31, 2020

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Fox Mill Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	103	41	100.0%			50	Giant	$26.68
	Greenbriar Town Center	GRI	40%	VA	Washington-Arlington-Alexandri	340	136	98.7%			62	Giant, Bob's Discount Furniture, CVS,Ross Dress for Less, Marshalls, Planet Fitness, Big Blue Swim School	$27.96
	Hanover Village Shopping Center	GRI	40%	VA	Richmond	90	36	100.0%			18	Aldi, Tractor Supply Company, Harbor Freight Tools, Tuesday Morning	$9.34
	Kamp Washington Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	71	29	69.3%			20	-	$41.09
	Kings Park Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	96	39	100.0%			51	Giant, CVS	$32.65
	Lorton Station Marketplace	C	20%	VA	Washington-Arlington-Alexandri	132	26	68.9%			63	Grocer	$26.94
	Market Common Clarendon			VA	Washington-Arlington-Alexandri	421	421	65.8%			34	Whole Foods, Crate & Barrel, The Container Store, Barnes & Noble, Pottery Barn, Ethan Allen, The Cheesecake Factory, Jumping Joeys, Equinox	$33.18
	Saratoga Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	113	45	98.8%			56	Giant	$21.90
	Shops at County Center			VA	Washington-Arlington-Alexandri	97	97	94.0%			52	Harris Teeter	$20.47
	The Field at Commonwealth			VA	Washington-Arlington-Alexandri	167	167	99.0%			122	Wegmans	$22.05
	Village Center at Dulles	C	20%	VA	Washington-Arlington-Alexandri	301	60	97.0%			48	Giant, Gold's Gym, CVS, Advance Auto Parts, Chuck E. Cheese, HomeGoods, Goodwill, Furniture Max	$27.36
	Village Shopping Center	GRI	40%	VA	Richmond	116	46	85.9%			45	Publix, CVS	$24.70
	Willston Centre I	GRI	40%	VA	Washington-Arlington-Alexandri	105	42	89.9%				CVS, Fashion K City	$27.78
	Willston Centre II	GRI	40%	VA	Washington-Arlington-Alexandri	136	54	100.0%		141	59	Safeway, (Target)	$27.08
				VA		3,017	1,669	88.5%	87.1%	141	994
	6401 Roosevelt			WA	Seattle-Tacoma-Bellevue	8	8	69.0%				-	$18.58
	Aurora Marketplace	GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	98.8%			49	Safeway, TJ Maxx	$16.97
	Ballard Blocks I	O	50%	WA	Seattle-Tacoma-Bellevue	132	66	95.9%			12	Trader Joe's, LA Fitness, Ross Dress for Less	$26.06
(2)	Ballard Blocks II	O	50%	WA	Seattle-Tacoma-Bellevue	117	58	99.3%			25	PCC Community Markets, Bright Horizons, West Marine,Trufusion, Kaiser Permanente, Prokarma	$34.71
	Broadway Market	C	20%	WA	Seattle-Tacoma-Bellevue	140	28	95.3%			64	Quality Food Centers, Gold's Gym	$29.30
	Cascade Plaza	C	20%	WA	Seattle-Tacoma-Bellevue	206	41	95.0%			49	Safeway, Jo-Ann Fabrics, Ross Dress For Less, Big Lots, Fplanet Fitness, Big 5 Sporting Goods, Dollar Tree	$12.35
	Eastgate Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	85	34	100.0%			29	Safeway, Rite Aid	$30.59
	Grand Ridge Plaza			WA	Seattle-Tacoma-Bellevue	331	331	98.8%			45	Safeway, Regal Cinemas, Dick's Sporting Goods, Marshalls, Ulta , Bevmo!	$25.45
	Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	91.9%				-	$43.19
	Klahanie Shopping Center			WA	Seattle-Tacoma-Bellevue	67	67	94.7%		40	40	(QFC)	$35.05
	Melrose Market			WA	Seattle-Tacoma-Bellevue	21	21	85.3%				-	$34.32
	Overlake Fashion Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	93	37	92.3%		230	13	Marshalls, Bevmo!, Amazon Go Grocery	$28.57

Supplemental Information	36

Portfolio Summary Report By State

December 31, 2020

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	95.7%			41	Quality Food Centers, Rite Aid	$24.78
Roosevelt Square			WA	Seattle-Tacoma-Bellevue	150	150	96.0%			50	Whole Foods, Bartell, Guitar Center, LA Fitness	$26.11
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	100.0%		55	67	Trader Joe's, (Safeway), Bartell Drugs	$35.65
Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	93.0%		112		(Target)	$31.64
			WA		1,737	1,164	96.5%	96.6%	437	484

Regency Centers Total					51,912	42,242	92.3%	92.9%	4,088	16,548		$22.86

(1)	Major Tenants are the grocery anchor and any tenant 10,000 square feet or greater. Retailers in parenthesis are a shadow anchor and not a part of the owned property.
(2)	Non-Same Property

Note: In-process developments are bolded and italicized.

C:	Co-investment Partnership with Oregon
GRI:	Co-investment Partnership with GRI
M:	Co-investment Partnership with Minority Partner
NYC:	Co-investment Partnership with NYCRF
O:	Other, single property co-investment Partnerships
RC:	Co-investment Partnership with CalSTRS
RLP:	Co-investment Partnership with Rider
USAA:	Co-investment Partnership with USAA

Supplemental Information	37

Components of Net Asset Value (NAV)

As of December 31, 2020

(unaudited and in thousands)

Real Estate - Operating
Operating Portfolio NOI excluding Straight-line Rent and Above/Below Market Rent - Current Quarter
Wholly Owned NOI (page 5)	$163,335
Share of JV NOI (page 7)	$24,649
Less: Noncontrolling Interests (page 7)	$(1,549)

Base Rent from leases signed but not yet rent-paying - Current Quarter
Retail Operating Properties including redevelopments	$3,080

Real Estate - In-Process Ground Up Developments
In-Process Development (1)
REG's Estimated Net GAAP Project Costs (2) (page 17, footnote)	$44,793
% of Costs Incurred (page 17)	43%
Construction in Progress	$19,300

NOI from In-Process Development - Current Quarter
Proforma Stabilized NOI from current quarter completions	$243
In-place NOI from In-Process Developments (In Construction)	$51

Fee Income
Third-Party Management Fees and Commissions - Current Quarter (page 5)	$7,417

Less: Share of JV's Total fee income - Current Quarter (page 7)	$(267)

Other Assets
Estimated Market Value of Undeveloped Land
Land held for sale or future development	$39,416
Outparcels at retail operating properties	12,915
101 7th Avenue at Book Value, Net	25,000
Total Estimated Market Value of Undeveloped Land	$77,331

Wholly Owned Assets (page 3)
Cash and Cash Equivalents	$378,450
Tenant and other receivables, excluding Straight line rent receivables	$143,633
Other Assets, excluding Goodwill	$87,578
Share of JV Assets (page 6)
Cash and Cash Equivalents	$21,588
Tenant and other receivables, excluding Straight line rent receivables	$23,133
Other Assets	$18,854

Less: Noncontrolling Interests (page 6)	$(4,957)

Liabilities
Wholly Owned Debt Outstanding (page 12)
Mortgage Loans	$415,713
Unsecured Public/Private Notes	3,275,000
Unsecured Credit Facilities	265,000
Total Wholly Owned Debt Outstanding	$3,955,713

Share of JV Debt Outstanding (page 14)	$537,712

Other Wholly Owned Liabilities (page 3)
Accounts Payable and Other Liabilities	$302,361
Tenants' Security and Escrow Deposits	$55,210
Other Share of JV Accounts Liabilities (page 6)
Accounts Payable and Other Liabilities	$24,588
Tenants' Security and Escrow Deposits	$4,185

Less: Noncontrolling Interests (page 6)	$(41,437)

Common Shares and Equivalents Outstanding
Common Shares and Equivalents Issued and Outstanding (page 1)	170,445

(1)	Includes Carytown Exchange, East San Marco, Eastfield at Baybrook
(2)	Includes additional interest and overhead capitalization

Supplemental Information	38

Supplemental Details of Lease Income (Pro Rata)

COVID-19 Disclosure

For the Three Months and Nine Months Ended December 31, 2020

(unaudited and in thousands)

For the Three Months Ended December 31, 2020

Total Billings/Deferrals and Other Revenue
Collected & Other
Accrued
Accrued & Deferred (4)
Reserved
Reserved & Deferred (4)
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
1,693
15,996
1,234
8,262
263,822
Uncollected - Reserved: $17,689 (6%)
Total Billings & Other Revenue: $291,007
Recognized Revenue: $273,318 (94%)
Three Months Ended December 31, 2020
(in thousands)

Composition of Lease Income	Total Pro Rata
Base rent	$215,991
Recoveries from tenants	68,825
Percentage Rent, Termination Fees , and Other Lease Income	6,191
Total Billings/Deferrals and Other Revenue	$291,007
Uncollectible Lease Income (3)	(17,689)
Non-Cash Revenues (1)	7,864
Total Lease Income (see pages 5 & 7)	$281,182

Lease Income Accrual Reconciliation	Total Pro Rata
Collected - Billed Base Rent/Recoveries & Other Revenue (2)	$263,822
Uncollected - Base Rent/Recoveries - Accrued	9,496
Uncollected - Base Rent/Recoveries - Reserved (3)	17,689
Total Billings/Deferrals and Other Revenue	$291,007
Uncollectible Lease Income (3)	(17,689)
Non-Cash Revenues (1)	7,864
Total Lease Income (see pages 5 & 7)	$281,182

Composition of Deferred Rent	Total Pro Rata
Deferred Rent - Accrued	$1,234
Deferred Rent - Reserved	1,693
Total Deferrals	$2,927

For the Nine Months Ended December 31, 2020

Total Billings/Deferrals and Other Revenue
Collected & Other
Accrued
Accrued & Deferred (4)
Reserved
Reserved & Deferred (4)
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
14,767
72,374
15,470
8,515
762,181
Uncollected - Reserved: $87,141 (10%)
Total Billings & Other Revenue: $873,307
Recognized Revenue: $786,166 (90%)
Nine Months Ended December 31, 2020
(in thousands)

Composition of Lease Income	Total Pro Rata
Base rent	$650,070
Recoveries from tenants	207,028
Percentage Rent, Termination Fees , and Other Lease Income	16,209
Total Billings/Deferrals and Other Revenue	$873,307
Uncollectible Lease Income (3)	(87,141)
Non-Cash Revenues (1)	8,308
Total Lease Income (see pages 5 & 7)	$794,474

Lease Income Accrual Reconciliation	Total Pro Rata
Collected - Billed Base Rent/Recoveries & Other Revenue (2)	$762,181
Uncollected - Base Rent/Recoveries - Accrued	23,985
Uncollected - Base Rent/Recoveries - Reserved (3)	87,141
Total Billings/Deferrals and Other Revenue	$873,307
Uncollectible Lease Income (3)	(87,141)
Non-Cash Revenues (1)	8,308
Total Lease Income (see pages 5 & 7)	$794,474

Composition of Deferred Rent	Total Pro Rata
Deferred Rent - Accrued	$15,470
Deferred Rent - Reserved	14,767
Total Deferrals	$30,237

(1)	Includes pro rata share of straight-line rent on lease income, net of uncollectible amounts, and above/below market rent amortization.
(2)	Unbilled recoveries are included in Other Revenues, and represent unbilled amounts for quarterly, semi-annual and annual payers of property expenses.
(3)	Represents Base Rent and Recoveries deemed uncollectible.
(4)	Contractual deferrals of rent and recoveries billed and recognized through December 31, 2020. Includes deferral agreements executed through January 31, 2021.

Supplemental Information	39

Supplemental Details of Same Property NOI (Pro Rata)

COVID-19 Disclosure

For the Three Months and Nine Months Ended December 31, 2020

(unaudited and in thousands)

		Three Months	Nine Months
		Ended 12/31/20	Ended 12/31/20

*	Same Property NOI	$179,675	$510,945
	% change	-9.9%	-14.8%

*	Same Property NOI without Termination Fees	$177,437	$505,413
	% change	-10.5%	-15.3%

*	Same Property NOI without Termination Fees or Redevelopments	$160,973	$460,106
	% change	-10.7%	-15.0%

	Same Property NOI excluding Accrued Lease Income Not Collected
	Accrued Lease Income Not Collected	$9,404	$18,742
	Same Property NOI without Termination Fees and Accrued Lease Income Not Collected	$168,033	$486,671
	% change	-15.3%	-18.5%

*	See page 8

Supplemental Details of Tenant and Other Receivables (Pro Rata)

COVID-19 Disclosure

As of December 31, 2020

(in thousands)

Total Pro Rata

Tenant receivables	$139,924
Less: Uncollectible tenant receivables	(94,731)
Net tenant receivables	$45,193

Straigh line rent receivables	141,580
Less: Uncollectible straight line rent receivables	(41,136)
Net Straight line receivables	$100,444

Other receivables (1)	18,916
Total tenant and other receivables (See pages 3 and 6)	$164,553

(1)	Other receivables includes construction receivables, insurance receivables and amounts due from real estate partnerships for Management, transaction and other fee income.

Supplemental Information	40

Earnings Guidance

December 31, 2020

(in thousands, except per share data)

	2020A	2021E

Net Income / Share	$0.26	$0.55 - $0.73
NAREIT FFO / Share	$2.95	$2.96 - $3.14
Core Operating Earnings / Share	$2.97	$2.79 - $2.97

Same Property
Same property NOI growth without termination fees (pro-rata)	-11.6%	-1.0% to 2.5%

New Investments
Development and Redevelopment spend (pro-rata)	$141,437	+/- $150,000

Acquisitions (pro-rata)	$27,740	+/- $0
Cap rate (weighted average)	4.8%	0.0%

Disposition Activity
Dispositions (pro-rata)	$190,770	+/- $150,000
Cap rate (weighted average)	5.7%	5.5% - 6.0% (2)

Other
Early extinguishment of debt (pro-rata)	$22,042	$0
Net interest expense (pro-rata)	$179,443	$166,000 - $167,000
Net G&A expense (pro-rata)	$70,586	$82,500 - $86,500
Recurring third party fees & commissions (pro-rata)	$25,411	$23,000 - $24,000
Certain non-cash items (pro-rata) (1)	$19,066	+/- $30,000

(1)	Includes above and below market rent amortization and straight-line rents and amortization of mark-to-market debt adjustments
(2)	Average cap rate calculation excludes the sale of non-income producing asset for $29.4 million in the first quarter

Forward-looking statements involve risks, uncertainties and assumptions.  Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements.  Please refer to the documents filed by Regency Center Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Supplemental Information	41

Reconciliation of Net Income to Earnings Guidance

December 31, 2020

(per diluted share)

Nareit FFO and Core Operating Earnings Guidance:	Full Year 2021
	Low	High

Net income attributable to common stockholders	$0.55	0.73

Adjustments to reconcile net income to Nareit FFO:

Depreciation and amortization	2.41	2.41

Nareit Funds From Operations	$2.96	3.14

Adjustments to reconcile Nareit FFO to Core Operating Earnings:

Straight line rent, net	(0.03)	(0.03)

Market rent amortization, net	(0.14)	(0.14)

Core Operating Earnings	$2.79	2.97

Supplemental Information	42

Glossary of Terms

December 31, 2020

Core Operating Earnings:  An additional performance measure used by Regency as the computation of Nareit FFO includes certain non-comparable items that affect the Company's period-over-period performance. Core Operating Earnings excludes from Nareit FFO: (i) transaction related income or expenses (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO to Core Operating Earnings.

Development Completion:  A Property in Development is deemed complete upon the earliest of: (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) the property features at least two years of anchor operations, or (iii) three years have passed since the start of construction. Once deemed complete, the property is termed a Retail Operating Property the following calendar year.

Fixed Charge Coverage Ratio:  Operating EBITDAre divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders.

Nareit Funds From Operations (Nareit FFO):  Nareit FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“Nareit”) defines as net income, computed in accordance with GAAP, excluding gains on sales and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  Regency computes Nareit FFO for all periods presented in accordance with Nareit's definition.  Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions.  Since Nareit FFO excludes depreciation and amortization and gains on sale and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in percent leased, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, Nareit FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO.

Net Operating Income (NOI):  The sum of base rent, percentage rent, recoveries from tenants, other lease income, and other property income, less operating and maintenance expenses, real estate taxes, ground rent, and uncollectible lease income.  NOI excludes straight-line rental income and expense, above and below market rent and ground rent amortization, tenant lease inducement amortization, and other fees. The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses.

Non-Same Property:  During either calendar year period being compared, a property acquired, sold, a Property in Development, a Development Completion, or a property under, or being positioned for, significant redevelopment that distorts comparability between periods.  Non-retail properties and corporate activities, including the captive insurance program, are part of Non-Same Property.  Please refer to the footnote on Property Summary Report for Non-Same Property detail.

Operating EBITDAre:  Nareit EBITDAre is a measure of REIT performance, which the Nareit defines as net income, computed in accordance with GAAP, excluding (i) interest expense; (ii) income tax expense; (iii) depreciation and amortization; (iv) gains on sales of real estate; (v) impairments of real estate; and (vi) adjustments to reflect the Company’s share of unconsolidated partnerships and joint ventures. Operating EBITDAre excludes from Nareit EBITDAre certain non-cash components of earnings derived from above and below market rent amortization and straight-line rents. The Company provides a reconciliation of Net Income to Nareit EBITDAre to Operating EBITDAre.

Property In Development:   Properties in various stages of ground-up development.

Property In Redevelopment:   Retail Operating Properties under redevelopment or being positioned for redevelopment.  Unless otherwise indicated, a Property in Redevelopment is included in the Same Property pool.

Retail Operating Property:   Any retail property not termed a Property In Development. A retail property is any property where the majority of the income is generated from retail uses.

Same Property:   Retail Operating Properties that were owned and operated for the entirety of both calendar year periods being compared. This term excludes Property in Development, prior year Development Completions, and Non-Same Properties. Property in Redevelopment is included unless otherwise indicated.

Supplemental Information	43